Exhibit 99.1

UBS Fixed Income Research cmoproj.614	GMM04RJ1 30 year 5.2	Cmoproj 11:31:07 am February 18, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A3	88,142,817.00	5.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.0000	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	6.063	6.878	8.573	9.657	10.435

Avg Life	16.510	7.600	3.398	2.516	2.125
Duration	9.772	5.376	2.803	2.145	1.834
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	12/30	1/23	2/12	6/09	6/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A4	30,612,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	6.338	7.154	8.845	9.927	10.705

Avg Life	16.510	7.600	3.398	2.516	2.125
Duration	9.558	5.305	2.784	2.134	1.826
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	12/30	1/23	2/12	6/09	6/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

1 of 45

UBS Fixed Income Research cmoproj.614	GMM04RJ1 30 year 5.2	Cmoproj 11:31:07 am February 18, 2004 Margarita Genis mgenis@rhino Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A6	35,842,090.00	1.57000	0	1.000000	1ML	1.1200	0.45000	1.00000	8.00000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	1.5700	02/27/04	1ML30 year	5.60	353.00	275.0PSA	90:00

1ML + 0.450000 cap: 8.000000

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	2.336	3.141	4.902	6.021	6.820

Avg Life	16.510	7.600	3.398	2.516	2.125
Duration	13.587	6.524	3.080	2.306	1.953
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	12/30	1/23	2/12	6/09	6/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A7	35,842,090.00	6.43000	0	1.000000	1ML	1.1200	7.55000	-1.00000	7.55000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	6.4300	02/27/04	1ML30 year	5.60	353.00	275.0PSA	90:00

7.550 + -1.000 * 1ML cap: 7.550

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	1.726	-9.240	-40.732	-62.964	-77.757

Avg Life	16.510	7.600	3.398	2.516	2.125
Duration	9.163	7.806	4.995	4.260	4.039
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	12/30	1/23	2/12	6/09	6/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

2 of 45

UBS Fixed Income Research cmoproj.614	GMM04RJ1 30 year 5.2	Cmoproj 11:31:07 am February 18, 2004 Margarita Genis mgenis@rhino Page 3

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A5	153,060,093.00	4.75000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	4.7500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	5.788	6.602	8.301	9.386	10.166

Avg Life	16.510	7.600	3.398	2.516	2.125
Duration	9.992	5.449	2.822	2.156	1.843
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	12/30	1/23	2/12	6/09	6/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A1	30,601,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	6.380	7.353	9.243	10.393	11.225

Avg Life	15.491	6.588	3.000	2.262	1.923
Duration	9.190	4.801	2.506	1.939	1.666
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	8/29	9/19	7/10	8/08	11/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

3 of 45

UBS Fixed Income Research cmoproj.614	GMM04RJ1 30 year 5.2	Cmoproj 11:31:07 am February 18, 2004 Margarita Genis mgenis@rhino Page 4

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A2	3,230,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	6.056	6.242	7.068	7.730	8.199

Avg Life	26.161	17.185	7.164	4.919	4.032
Duration	13.235	10.664	5.700	4.144	3.471
First Pay	8/29	9/19	7/10	8/08	11/07
Last Pay	12/30	1/23	2/12	6/09	6/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A8	22,261,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	7.473	7.473	7.584	8.040	8.436

Avg Life	5.950	5.950	5.546	4.411	3.765
Duration	4.564	4.564	4.354	3.643	3.186
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	12/14	12/14	7/12	11/09	10/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

4 of 45

UBS Fixed Income Research cmoproj.614	GMM04RJ1 30 year 5.2	Cmoproj 11:31:07 am February 18, 2004 Margarita Genis mgenis@rhino Page 5

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A9	16,589,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	6.394	6.394	6.780	7.321	7.752

Avg Life	13.638	13.638	8.951	6.096	4.869
Duration	9.193	9.193	6.811	4.987	4.108
First Pay	12/14	12/14	7/12	11/09	10/08
Last Pay	4/20	4/20	9/13	7/10	3/09

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A10	29,217,575.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	0.0000	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	5.724	5.779	6.100	6.540	7.070

Avg Life	28.182	23.555	13.988	8.828	5.971
Duration	24.318	21.469	12.732	8.178	5.730
First Pay	12/30	1/23	9/13	7/10	3/09
Last Pay	7/33	7/33	7/33	7/33	7/11

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

5 of 45

UBS Fixed Income Research cmoproj.614	GMM04RJ1 30 year 5.2	Cmoproj 11:31:07 am February 18, 2004 Margarita Genis mgenis@rhino Page 6

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A11	44,541,987.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	6.202	6.376	6.603	6.720	6.834

Avg Life	19.938	15.115	11.163	9.795	8.769
Duration	11.060	9.275	7.679	7.058	6.543
First Pay	3/09	3/09	3/09	3/09	3/09
Last Pay	7/33	7/33	7/33	7/33	7/33

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A12	2,344,316.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	6.202	6.376	6.603	6.720	6.834

Avg Life	19.938	15.115	11.163	9.795	8.769
Duration	11.060	9.275	7.679	7.058	6.543
First Pay	3/09	3/09	3/09	3/09	3/09
Last Pay	7/33	7/33	7/33	7/33	7/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

6 of 45

UBS Fixed Income Research cmoproj.614	GMM04RJ1 30 year 5.2	Cmoproj 11:31:07 am February 18, 2004 Margarita Genis mgenis@rhino Page 7

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A13	435,122.00	0.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	0.0000	02/27/04	30 year	5.60	353.00	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 275	PSA 400	PSA 500
90:00	0.573	1.010	1.982	2.727	3.326

Avg Life	18.603	10.751	5.543	4.027	3.297
Duration	18.184	10.124	5.102	3.709	3.046
First Pay	3/04	3/04	3/04	3/04	3/04
Last Pay	7/33	7/33	7/33	7/33	2/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

7 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:26:12 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A9	16,098,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	99:12

8.9yr vadm

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
98:28	5.390	5.394	5.419	5.453	5.489	5.523	5.560	5.599	5.688
98:29	5.387	5.390	5.415	5.447	5.482	5.515	5.549	5.587	5.672
98:30	5.383	5.387	5.410	5.441	5.475	5.506	5.539	5.576	5.657
98:31	5.380	5.383	5.406	5.436	5.467	5.497	5.529	5.564	5.642
99:00	5.377	5.380	5.401	5.430	5.460	5.489	5.519	5.552	5.626
99:01	5.373	5.377	5.397	5.424	5.453	5.480	5.509	5.540	5.611
99:02	5.370	5.373	5.392	5.418	5.445	5.471	5.498	5.528	5.596
99:03	5.367	5.370	5.388	5.412	5.438	5.462	5.488	5.517	5.580
99:04	5.363	5.366	5.383	5.406	5.431	5.454	5.478	5.505	5.565
99:05	5.360	5.363	5.379	5.400	5.423	5.445	5.468	5.493	5.549
99:06	5.357	5.359	5.374	5.394	5.416	5.436	5.458	5.481	5.534
99:07	5.353	5.356	5.370	5.389	5.409	5.428	5.448	5.470	5.519
99:08	5.350	5.352	5.365	5.383	5.401	5.419	5.437	5.458	5.503
99:09	5.347	5.349	5.361	5.377	5.394	5.410	5.427	5.446	5.488
99:10	5.343	5.345	5.356	5.371	5.387	5.401	5.417	5.434	5.473
99:11	5.340	5.342	5.352	5.365	5.379	5.393	5.407	5.423	5.457
99:12	5.337	5.338	5.347	5.359	5.372	5.384	5.397	5.411	5.442
99:13	5.333	5.335	5.343	5.353	5.365	5.375	5.387	5.399	5.427
99:14	5.330	5.331	5.338	5.348	5.357	5.367	5.377	5.387	5.412
99:15	5.327	5.328	5.334	5.342	5.350	5.358	5.366	5.376	5.396
99:16	5.324	5.324	5.329	5.336	5.343	5.349	5.356	5.364	5.381
99:17	5.320	5.321	5.325	5.330	5.335	5.341	5.346	5.352	5.366
99:18	5.317	5.317	5.320	5.324	5.328	5.332	5.336	5.340	5.350
99:19	5.314	5.314	5.316	5.318	5.321	5.323	5.326	5.329	5.335
99:20	5.310	5.311	5.311	5.312	5.314	5.315	5.316	5.317	5.320
99:21	5.307	5.307	5.307	5.307	5.306	5.306	5.306	5.305	5.305
99:22	5.304	5.304	5.302	5.301	5.299	5.297	5.296	5.294	5.289
99:23	5.301	5.300	5.298	5.295	5.292	5.289	5.286	5.282	5.274
99:24	5.297	5.297	5.293	5.289	5.284	5.280	5.275	5.270	5.259
99:25	5.294	5.293	5.289	5.283	5.277	5.271	5.265	5.259	5.244
99:26	5.291	5.290	5.284	5.277	5.270	5.263	5.255	5.247	5.229
99:27	5.287	5.286	5.280	5.272	5.263	5.254	5.245	5.235	5.213

Avg Life	13.638	12.673	8.950	6.464	4.988	4.110	3.462	2.955	2.223
Duration	9.475	9.025	6.967	5.348	4.282	3.607	3.088	2.670	2.047
First Pay	12/14	12/14	6/12	3/10	11/08	1/08	6/07	12/06	3/06
Last Pay	4/20	9/17	9/13	1/11	5/09	6/08	10/07	3/07	6/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

8 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:19:32 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A9	16,098,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	99:12

8.9yr vadm

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
98:28	5.390	5.391	5.398	5.412	5.419	5.428	5.444	5.493	5.565
98:29	5.387	5.387	5.394	5.407	5.415	5.423	5.439	5.486	5.555
98:30	5.383	5.384	5.391	5.403	5.410	5.418	5.433	5.478	5.544
98:31	5.380	5.381	5.387	5.399	5.406	5.413	5.428	5.471	5.534
99:00	5.377	5.377	5.383	5.395	5.401	5.408	5.422	5.463	5.523
99:01	5.373	5.374	5.380	5.391	5.397	5.403	5.417	5.456	5.513
99:02	5.370	5.370	5.376	5.386	5.392	5.398	5.411	5.448	5.502
99:03	5.367	5.367	5.373	5.382	5.388	5.394	5.406	5.441	5.492
99:04	5.363	5.364	5.369	5.378	5.383	5.389	5.400	5.433	5.482
99:05	5.360	5.360	5.365	5.374	5.379	5.384	5.395	5.426	5.471
99:06	5.357	5.357	5.362	5.370	5.374	5.379	5.389	5.418	5.461
99:07	5.353	5.354	5.358	5.365	5.370	5.374	5.383	5.411	5.451
99:08	5.350	5.350	5.354	5.361	5.365	5.369	5.378	5.403	5.440
99:09	5.347	5.347	5.351	5.357	5.361	5.365	5.372	5.396	5.430
99:10	5.343	5.344	5.347	5.353	5.356	5.360	5.367	5.388	5.419
99:11	5.340	5.340	5.343	5.349	5.352	5.355	5.361	5.381	5.409
99:12	5.337	5.337	5.340	5.344	5.347	5.350	5.356	5.373	5.399
99:13	5.333	5.334	5.336	5.340	5.343	5.345	5.351	5.366	5.388
99:14	5.330	5.330	5.332	5.336	5.338	5.340	5.345	5.358	5.378
99:15	5.327	5.327	5.329	5.332	5.334	5.336	5.340	5.351	5.368
99:16	5.324	5.324	5.325	5.328	5.329	5.331	5.334	5.344	5.357
99:17	5.320	5.320	5.322	5.324	5.325	5.326	5.329	5.336	5.347
99:18	5.317	5.317	5.318	5.319	5.320	5.321	5.323	5.329	5.337
99:19	5.314	5.314	5.314	5.315	5.316	5.316	5.318	5.321	5.326
99:20	5.310	5.310	5.311	5.311	5.311	5.312	5.312	5.314	5.316
99:21	5.307	5.307	5.307	5.307	5.307	5.307	5.307	5.306	5.306
99:22	5.304	5.304	5.303	5.303	5.302	5.302	5.301	5.299	5.295
99:23	5.301	5.300	5.300	5.299	5.298	5.297	5.296	5.291	5.285
99:24	5.297	5.297	5.296	5.294	5.293	5.292	5.290	5.284	5.275
99:25	5.294	5.294	5.293	5.290	5.289	5.288	5.285	5.276	5.264
99:26	5.291	5.290	5.289	5.286	5.284	5.283	5.279	5.269	5.254
99:27	5.287	5.287	5.285	5.282	5.280	5.278	5.274	5.262	5.244

Avg Life	13.638	13.443	11.853	9.834	8.951	8.189	6.983	4.869	3.384
Duration	9.475	9.389	8.609	7.494	6.968	6.494	5.703	4.192	3.025
First Pay	12/14	12/14	12/14	5/13	7/12	11/11	9/10	10/08	5/07
Last Pay	4/20	2/19	8/16	8/14	9/13	11/12	7/11	3/09	8/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

9 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:18:17 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A8	21,603,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	103:17

5.9yr vadm

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
103:01	4.622	4.622	4.622	4.606	4.584	4.559	4.499	4.306	3.996
103:02	4.616	4.616	4.616	4.599	4.578	4.552	4.492	4.297	3.984
103:03	4.609	4.609	4.609	4.593	4.571	4.545	4.485	4.288	3.973
103:04	4.603	4.603	4.603	4.587	4.565	4.538	4.477	4.279	3.961
103:05	4.597	4.597	4.597	4.580	4.558	4.532	4.470	4.270	3.949
103:06	4.591	4.591	4.591	4.574	4.552	4.525	4.463	4.260	3.937
103:07	4.585	4.585	4.585	4.568	4.545	4.518	4.456	4.251	3.925
103:08	4.579	4.579	4.579	4.561	4.539	4.511	4.448	4.242	3.913
103:09	4.572	4.572	4.572	4.555	4.532	4.505	4.441	4.233	3.901
103:10	4.566	4.566	4.566	4.549	4.526	4.498	4.434	4.224	3.890
103:11	4.560	4.560	4.560	4.542	4.519	4.491	4.426	4.215	3.878
103:12	4.554	4.554	4.554	4.536	4.513	4.484	4.419	4.206	3.866
103:13	4.548	4.548	4.548	4.530	4.506	4.478	4.412	4.197	3.854
103:14	4.542	4.542	4.542	4.524	4.500	4.471	4.405	4.188	3.842
103:15	4.535	4.535	4.535	4.517	4.493	4.464	4.397	4.179	3.831
103:16	4.529	4.529	4.529	4.511	4.487	4.457	4.390	4.170	3.819
103:17	4.523	4.523	4.523	4.505	4.480	4.451	4.383	4.161	3.807
103:18	4.517	4.517	4.517	4.498	4.474	4.444	4.376	4.152	3.795
103:19	4.511	4.511	4.511	4.492	4.467	4.437	4.368	4.143	3.784
103:20	4.505	4.505	4.505	4.486	4.461	4.431	4.361	4.134	3.772
103:21	4.499	4.499	4.499	4.479	4.454	4.424	4.354	4.125	3.760
103:22	4.493	4.493	4.493	4.473	4.448	4.417	4.347	4.116	3.748
103:23	4.486	4.486	4.486	4.467	4.441	4.410	4.339	4.107	3.736
103:24	4.480	4.480	4.480	4.461	4.435	4.404	4.332	4.098	3.725
103:25	4.474	4.474	4.474	4.454	4.429	4.397	4.325	4.089	3.713
103:26	4.468	4.468	4.468	4.448	4.422	4.390	4.318	4.080	3.701
103:27	4.462	4.462	4.462	4.442	4.416	4.384	4.310	4.071	3.689
103:28	4.456	4.456	4.456	4.436	4.409	4.377	4.303	4.062	3.678
103:29	4.450	4.450	4.450	4.429	4.403	4.370	4.296	4.054	3.666
103:30	4.444	4.444	4.444	4.423	4.396	4.364	4.289	4.045	3.654
103:31	4.438	4.438	4.438	4.417	4.390	4.357	4.282	4.036	3.643
104:00	4.431	4.431	4.431	4.411	4.383	4.350	4.274	4.027	3.631

Avg Life	5.950	5.950	5.950	5.765	5.546	5.305	4.834	3.765	2.792
Duration	4.897	4.897	4.897	4.782	4.639	4.477	4.146	3.341	2.552
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	12/14	12/14	12/14	5/13	7/12	11/11	9/10	10/08	5/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

10 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:25:15 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A8	21,603,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	103:17

5.9yr vadm

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
103:01	4.622	4.622	4.582	4.458	4.311	4.159	3.991	3.809	3.390
103:02	4.616	4.616	4.576	4.450	4.302	4.148	3.979	3.795	3.373
103:03	4.609	4.609	4.569	4.443	4.293	4.138	3.967	3.782	3.355
103:04	4.603	4.603	4.563	4.435	4.284	4.128	3.955	3.768	3.338
103:05	4.597	4.597	4.556	4.427	4.275	4.117	3.943	3.755	3.321
103:06	4.591	4.591	4.550	4.420	4.266	4.107	3.931	3.741	3.303
103:07	4.585	4.585	4.543	4.412	4.257	4.097	3.919	3.727	3.286
103:08	4.579	4.579	4.537	4.404	4.248	4.086	3.907	3.714	3.269
103:09	4.572	4.572	4.530	4.397	4.239	4.076	3.896	3.700	3.252
103:10	4.566	4.566	4.524	4.389	4.230	4.066	3.884	3.687	3.234
103:11	4.560	4.560	4.517	4.381	4.221	4.055	3.872	3.673	3.217
103:12	4.554	4.554	4.510	4.374	4.212	4.045	3.860	3.660	3.200
103:13	4.548	4.548	4.504	4.366	4.204	4.034	3.848	3.646	3.183
103:14	4.542	4.542	4.497	4.358	4.195	4.024	3.836	3.633	3.165
103:15	4.535	4.535	4.491	4.351	4.186	4.014	3.824	3.619	3.148
103:16	4.529	4.529	4.484	4.343	4.177	4.003	3.813	3.606	3.131
103:17	4.523	4.523	4.478	4.336	4.168	3.993	3.801	3.593	3.114
103:18	4.517	4.517	4.471	4.328	4.159	3.983	3.789	3.579	3.096
103:19	4.511	4.511	4.465	4.320	4.150	3.973	3.777	3.566	3.079
103:20	4.505	4.505	4.458	4.313	4.141	3.962	3.765	3.552	3.062
103:21	4.499	4.499	4.452	4.305	4.132	3.952	3.753	3.539	3.045
103:22	4.493	4.493	4.445	4.297	4.123	3.942	3.742	3.525	3.028
103:23	4.486	4.486	4.439	4.290	4.114	3.931	3.730	3.512	3.010
103:24	4.480	4.480	4.433	4.282	4.105	3.921	3.718	3.498	2.993
103:25	4.474	4.474	4.426	4.275	4.096	3.911	3.706	3.485	2.976
103:26	4.468	4.468	4.420	4.267	4.087	3.900	3.694	3.472	2.959
103:27	4.462	4.462	4.413	4.259	4.078	3.890	3.683	3.458	2.942
103:28	4.456	4.456	4.407	4.252	4.069	3.880	3.671	3.445	2.925
103:29	4.450	4.450	4.400	4.244	4.061	3.870	3.659	3.431	2.908
103:30	4.444	4.444	4.394	4.237	4.052	3.859	3.647	3.418	2.890
103:31	4.438	4.438	4.387	4.229	4.043	3.849	3.636	3.405	2.873
104:00	4.431	4.431	4.381	4.222	4.034	3.839	3.624	3.391	2.856

Avg Life	5.950	5.950	5.526	4.555	3.789	3.229	2.779	2.415	1.857
Duration	4.897	4.897	4.626	3.943	3.360	2.913	2.542	2.233	1.747
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	12/14	12/14	6/12	3/10	11/08	1/08	6/07	12/06	3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

11 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 11:24:03 am February 18, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A7	32,153,000.00	6.43000	0	1.000000	1ML	1.1200	7.55000	-1.00000	7.55000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	6.4300	02/27/04	1ML30 year	5.60	353.00	275.0PSA	9:00

7.550 + -1.000 * 1ML cap: 7.550

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
8:16	78.539	74.632	70.541	66.247	64.025	61.759	57.120	42.766	18.879
8:17	78.162	74.253	70.159	65.859	63.635	61.367	56.721	42.353	18.452
8:18	77.789	73.877	69.780	65.475	63.248	60.977	56.326	41.942	18.028
8:19	77.419	73.504	69.403	65.094	62.864	60.590	55.933	41.535	17.607
8:20	77.052	73.135	69.030	64.716	62.483	60.206	55.544	41.131	17.189
8:21	76.687	72.768	68.660	64.341	62.105	59.826	55.157	40.730	16.774
8:22	76.326	72.404	68.292	63.969	61.731	59.448	54.774	40.331	16.363
8:23	75.968	72.043	67.928	63.599	61.358	59.073	54.393	39.936	15.954
8:24	75.612	71.685	67.566	63.233	60.989	58.701	54.015	39.544	15.548
8:25	75.260	71.330	67.207	62.869	60.623	58.332	53.641	39.154	15.145
8:26	74.910	70.978	66.851	62.508	60.259	57.965	53.268	38.767	14.745
8:27	74.563	70.629	66.498	62.150	59.899	57.602	52.899	38.383	14.348
8:28	74.219	70.282	66.148	61.795	59.541	57.241	52.533	38.002	13.954
8:29	73.878	69.938	65.800	61.443	59.185	56.883	52.169	37.624	13.562
8:30	73.539	69.597	65.455	61.093	58.833	56.527	51.807	37.248	13.173
8:31	73.203	69.258	65.113	60.745	58.483	56.175	51.449	36.875	12.787
9:00	72.869	68.922	64.773	60.401	58.135	55.824	51.093	36.504	12.403
9:01	72.538	68.589	64.436	60.059	57.791	55.477	50.740	36.137	12.022
9:02	72.210	68.258	64.101	59.719	57.448	55.132	50.389	35.771	11.644
9:03	71.884	67.930	63.769	59.382	57.109	54.789	50.040	35.409	11.268
9:04	71.561	67.604	63.440	59.048	56.771	54.449	49.695	35.048	10.895
9:05	71.240	67.280	63.113	58.716	56.436	54.111	49.351	34.691	10.524
9:06	70.922	66.960	62.788	58.386	56.104	53.776	49.010	34.335	10.156
9:07	70.606	66.641	62.466	58.059	55.774	53.443	48.672	33.983	9.791
9:08	70.293	66.325	62.146	57.734	55.447	53.113	48.336	33.632	9.427
9:09	69.982	66.011	61.829	57.412	55.121	52.785	48.002	33.284	9.067
9:10	69.673	65.700	61.513	57.092	54.799	52.459	47.671	32.939	8.708
9:11	69.367	65.391	61.201	56.774	54.478	52.136	47.341	32.595	8.352
9:12	69.062	65.084	60.890	56.458	54.160	51.814	47.015	32.254	7.999
9:13	68.760	64.780	60.582	56.145	53.844	51.495	46.690	31.915	7.647
9:14	68.461	64.477	60.276	55.834	53.530	51.179	46.368	31.579	7.298
9:15	68.163	64.177	59.972	55.525	53.218	50.864	46.048	31.245	6.951

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	1.041	1.033	1.022	1.007	0.999	0.991	0.975	0.937	0.905
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

12 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 4:52:07 am February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A5	117,896,000.00	4.75000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	4.7500	02/27/04	30 year	5.60	353.00	275.0PSA	100:08

4.75% coup 3yr

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
99:24	4.786	4.783	4.780	4.776	4.775	4.774	4.771	4.763	4.752
99:25	4.780	4.776	4.771	4.767	4.765	4.762	4.758	4.747	4.731
99:26	4.775	4.769	4.763	4.757	4.754	4.751	4.746	4.731	4.710
99:27	4.770	4.762	4.755	4.747	4.744	4.740	4.733	4.715	4.689
99:28	4.764	4.756	4.747	4.738	4.733	4.729	4.721	4.699	4.667
99:29	4.759	4.749	4.738	4.728	4.723	4.718	4.709	4.683	4.646
99:30	4.754	4.742	4.730	4.718	4.712	4.707	4.696	4.667	4.625
99:31	4.748	4.735	4.722	4.709	4.702	4.696	4.684	4.651	4.604
100:00	4.743	4.729	4.714	4.699	4.692	4.685	4.671	4.635	4.583
100:01	4.738	4.722	4.705	4.689	4.681	4.674	4.659	4.620	4.562
100:02	4.733	4.715	4.697	4.679	4.671	4.663	4.647	4.604	4.541
100:03	4.727	4.708	4.689	4.670	4.661	4.652	4.634	4.588	4.520
100:04	4.722	4.702	4.681	4.660	4.650	4.641	4.622	4.572	4.499
100:05	4.717	4.695	4.673	4.650	4.640	4.629	4.610	4.556	4.478
100:06	4.711	4.688	4.664	4.641	4.629	4.618	4.597	4.540	4.457
100:07	4.706	4.681	4.656	4.631	4.619	4.607	4.585	4.524	4.436
100:08	4.701	4.675	4.648	4.622	4.609	4.596	4.573	4.508	4.415
100:09	4.695	4.668	4.640	4.612	4.598	4.585	4.560	4.492	4.394
100:10	4.690	4.661	4.632	4.602	4.588	4.574	4.548	4.477	4.373
100:11	4.685	4.655	4.623	4.593	4.578	4.563	4.536	4.461	4.352
100:12	4.679	4.648	4.615	4.583	4.567	4.552	4.523	4.445	4.331
100:13	4.674	4.641	4.607	4.573	4.557	4.541	4.511	4.429	4.310
100:14	4.669	4.634	4.599	4.564	4.547	4.530	4.499	4.413	4.289
100:15	4.664	4.628	4.591	4.554	4.536	4.519	4.486	4.397	4.268
100:16	4.658	4.621	4.583	4.544	4.526	4.508	4.474	4.382	4.247
100:17	4.653	4.614	4.574	4.535	4.516	4.497	4.462	4.366	4.226
100:18	4.648	4.608	4.566	4.525	4.506	4.486	4.450	4.350	4.205
100:19	4.643	4.601	4.558	4.516	4.495	4.475	4.437	4.334	4.184
100:20	4.637	4.594	4.550	4.506	4.485	4.464	4.425	4.318	4.163
100:21	4.632	4.588	4.542	4.496	4.475	4.453	4.413	4.303	4.142
100:22	4.627	4.581	4.534	4.487	4.464	4.443	4.401	4.287	4.121
100:23	4.621	4.574	4.525	4.477	4.454	4.432	4.388	4.271	4.101

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.861	4.621	3.791	3.220	3.002	2.817	2.519	1.958	1.479
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

13 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:17:10 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A6	32,153,000.00	1.57000	0	1.000000	1ML	1.1200	0.45000	1.00000	8.00000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	1.5700	02/27/04	1ML30 year	5.60	353.00	275.0PSA	100:00

1ML + 0.450000 cap: 8.000000

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
99:16	1.648	1.670	1.694	1.718	1.729	1.740	1.761	1.818	1.901
99:17	1.643	1.665	1.687	1.709	1.720	1.730	1.750	1.803	1.880
99:18	1.638	1.659	1.679	1.700	1.710	1.720	1.738	1.788	1.860
99:19	1.634	1.653	1.672	1.691	1.700	1.709	1.726	1.772	1.839
99:20	1.629	1.647	1.665	1.682	1.691	1.699	1.715	1.757	1.819
99:21	1.625	1.641	1.657	1.673	1.681	1.689	1.703	1.742	1.799
99:22	1.620	1.635	1.650	1.664	1.671	1.678	1.691	1.727	1.778
99:23	1.616	1.629	1.642	1.655	1.662	1.668	1.680	1.712	1.758
99:24	1.611	1.623	1.635	1.646	1.652	1.658	1.668	1.696	1.738
99:25	1.607	1.617	1.627	1.637	1.642	1.647	1.656	1.681	1.717
99:26	1.602	1.611	1.620	1.629	1.633	1.637	1.645	1.666	1.697
99:27	1.598	1.605	1.612	1.620	1.623	1.627	1.633	1.651	1.677
99:28	1.593	1.599	1.605	1.611	1.614	1.616	1.622	1.636	1.656
99:29	1.589	1.593	1.597	1.602	1.604	1.606	1.610	1.621	1.636
99:30	1.584	1.587	1.590	1.593	1.594	1.596	1.598	1.605	1.616
99:31	1.580	1.581	1.583	1.584	1.585	1.585	1.587	1.590	1.595
100:00	1.575	1.575	1.575	1.575	1.575	1.575	1.575	1.575	1.575
100:01	1.571	1.569	1.568	1.566	1.566	1.565	1.564	1.560	1.555
100:02	1.566	1.563	1.560	1.557	1.556	1.555	1.552	1.545	1.535
100:03	1.562	1.557	1.553	1.548	1.546	1.544	1.540	1.530	1.514
100:04	1.557	1.551	1.545	1.540	1.537	1.534	1.529	1.515	1.494
100:05	1.553	1.545	1.538	1.531	1.527	1.524	1.517	1.500	1.474
100:06	1.548	1.540	1.531	1.522	1.518	1.514	1.506	1.484	1.454
100:07	1.544	1.534	1.523	1.513	1.508	1.503	1.494	1.469	1.434
100:08	1.539	1.528	1.516	1.504	1.499	1.493	1.483	1.454	1.413
100:09	1.535	1.522	1.508	1.495	1.489	1.483	1.471	1.439	1.393
100:10	1.530	1.516	1.501	1.486	1.479	1.473	1.459	1.424	1.373
100:11	1.526	1.510	1.494	1.478	1.470	1.462	1.448	1.409	1.353
100:12	1.521	1.504	1.486	1.469	1.460	1.452	1.436	1.394	1.333
100:13	1.517	1.498	1.479	1.460	1.451	1.442	1.425	1.379	1.313
100:14	1.512	1.492	1.472	1.451	1.441	1.432	1.413	1.364	1.292
100:15	1.508	1.486	1.464	1.442	1.432	1.421	1.402	1.349	1.272

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	6.937	5.264	4.208	3.514	3.255	3.039	2.695	2.065	1.542
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

14 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 4:47:267 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A5	117,896,000.00	4.75000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	4.7500	02/27/04	30 year	5.60	353.00	275.0PSA	100:07

4.75% coup 3yr

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
99:23	4.791	4.790	4.788	4.786	4.785	4.785	4.783	4.779	4.773
99:24	4.786	4.783	4.780	4.776	4.775	4.774	4.771	4.763	4.752
99:25	4.780	4.776	4.771	4.767	4.765	4.762	4.758	4.747	4.731
99:26	4.775	4.769	4.763	4.757	4.754	4.751	4.746	4.731	4.710
99:27	4.770	4.762	4.755	4.747	4.744	4.740	4.733	4.715	4.689
99:28	4.764	4.756	4.747	4.738	4.733	4.729	4.721	4.699	4.667
99:29	4.759	4.749	4.738	4.728	4.723	4.718	4.709	4.683	4.646
99:30	4.754	4.742	4.730	4.718	4.712	4.707	4.696	4.667	4.625
99:31	4.748	4.735	4.722	4.709	4.702	4.696	4.684	4.651	4.604
100:00	4.743	4.729	4.714	4.699	4.692	4.685	4.671	4.635	4.583
100:01	4.738	4.722	4.705	4.689	4.681	4.674	4.659	4.620	4.562
100:02	4.733	4.715	4.697	4.679	4.671	4.663	4.647	4.604	4.541
100:03	4.727	4.708	4.689	4.670	4.661	4.652	4.634	4.588	4.520
100:04	4.722	4.702	4.681	4.660	4.650	4.641	4.622	4.572	4.499
100:05	4.717	4.695	4.673	4.650	4.640	4.629	4.610	4.556	4.478
100:06	4.711	4.688	4.664	4.641	4.629	4.618	4.597	4.540	4.457
100:07	4.706	4.681	4.656	4.631	4.619	4.607	4.585	4.524	4.436
100:08	4.701	4.675	4.648	4.622	4.609	4.596	4.573	4.508	4.415
100:09	4.695	4.668	4.640	4.612	4.598	4.585	4.560	4.492	4.394
100:10	4.690	4.661	4.632	4.602	4.588	4.574	4.548	4.477	4.373
100:11	4.685	4.655	4.623	4.593	4.578	4.563	4.536	4.461	4.352
100:12	4.679	4.648	4.615	4.583	4.567	4.552	4.523	4.445	4.331
100:13	4.674	4.641	4.607	4.573	4.557	4.541	4.511	4.429	4.310
100:14	4.669	4.634	4.599	4.564	4.547	4.530	4.499	4.413	4.289
100:15	4.664	4.628	4.591	4.554	4.536	4.519	4.486	4.397	4.268
100:16	4.658	4.621	4.583	4.544	4.526	4.508	4.474	4.382	4.247
100:17	4.653	4.614	4.574	4.535	4.516	4.497	4.462	4.366	4.226
100:18	4.648	4.608	4.566	4.525	4.506	4.486	4.450	4.350	4.205
100:19	4.643	4.601	4.558	4.516	4.495	4.475	4.437	4.334	4.184
100:20	4.637	4.594	4.550	4.506	4.485	4.464	4.425	4.318	4.163
100:21	4.632	4.588	4.542	4.496	4.475	4.453	4.413	4.303	4.142
100:22	4.627	4.581	4.534	4.487	4.464	4.443	4.401	4.287	4.121

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.860	4.620	3.790	3.219	3.002	2.816	2.519	1.958	1.478
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

15 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 4:53:18 PM February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A5	117,896,000.00	4.75000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	4.7500	02/27/04	30 year	5.60	353.00	275.0PSA	100:08

4.75% coup 3yr

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
99:24	4.785	4.780	4.772	4.764	4.756	4.747	4.738	4.728	4.706
99:25	4.779	4.771	4.760	4.748	4.736	4.724	4.710	4.695	4.663
99:26	4.773	4.763	4.748	4.733	4.717	4.700	4.682	4.663	4.620
99:27	4.768	4.755	4.736	4.717	4.697	4.677	4.654	4.631	4.577
99:28	4.762	4.746	4.724	4.702	4.678	4.653	4.627	4.598	4.535
99:29	4.756	4.738	4.713	4.686	4.659	4.630	4.599	4.566	4.492
99:30	4.750	4.730	4.701	4.670	4.639	4.606	4.571	4.533	4.449
99:31	4.745	4.722	4.689	4.655	4.620	4.583	4.543	4.501	4.407
100:00	4.739	4.713	4.677	4.639	4.600	4.559	4.516	4.469	4.364
100:01	4.733	4.705	4.665	4.624	4.581	4.536	4.488	4.436	4.322
100:02	4.727	4.697	4.653	4.608	4.562	4.513	4.460	4.404	4.279
100:03	4.722	4.688	4.642	4.593	4.542	4.489	4.433	4.372	4.236
100:04	4.716	4.680	4.630	4.577	4.523	4.466	4.405	4.340	4.194
100:05	4.710	4.672	4.618	4.562	4.504	4.443	4.377	4.307	4.151
100:06	4.705	4.664	4.606	4.546	4.484	4.419	4.350	4.275	4.109
100:07	4.699	4.656	4.594	4.531	4.465	4.396	4.322	4.243	4.067
100:08	4.693	4.647	4.583	4.515	4.446	4.373	4.294	4.211	4.024
100:09	4.687	4.639	4.571	4.500	4.427	4.349	4.267	4.179	3.982
100:10	4.682	4.631	4.559	4.484	4.407	4.326	4.239	4.147	3.940
100:11	4.676	4.623	4.547	4.469	4.388	4.303	4.212	4.115	3.897
100:12	4.670	4.614	4.535	4.453	4.369	4.279	4.184	4.083	3.855
100:13	4.665	4.606	4.524	4.438	4.350	4.256	4.157	4.050	3.813
100:14	4.659	4.598	4.512	4.423	4.330	4.233	4.129	4.018	3.770
100:15	4.653	4.590	4.500	4.407	4.311	4.210	4.102	3.986	3.728
100:16	4.648	4.582	4.488	4.392	4.292	4.187	4.074	3.954	3.686
100:17	4.642	4.573	4.477	4.376	4.273	4.163	4.047	3.922	3.644
100:18	4.636	4.565	4.465	4.361	4.254	4.140	4.020	3.890	3.602
100:19	4.630	4.557	4.453	4.346	4.235	4.117	3.992	3.859	3.560
100:20	4.625	4.549	4.442	4.330	4.215	4.094	3.965	3.827	3.518
100:21	4.619	4.541	4.430	4.315	4.196	4.071	3.937	3.795	3.476
100:22	4.613	4.532	4.418	4.299	4.177	4.048	3.910	3.763	3.434
100:23	4.608	4.524	4.406	4.284	4.158	4.025	3.883	3.731	3.392

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.193	1.017	0.764
Duration	5.438	3.775	2.636	2.008	1.612	1.334	1.127	0.966	0.733
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	2/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

16 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:04:22 PM February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A5	117,896,000.00	4.75000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	4.7500	02/27/04	30 year	5.60	353.00	275.0PSA	100:07

4.75% coup 3yr

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
99:23	4.791	4.788	4.784	4.780	4.775	4.771	4.766	4.760	4.749
99:24	4.785	4.780	4.772	4.764	4.756	4.747	4.738	4.728	4.706
99:25	4.779	4.771	4.760	4.748	4.736	4.724	4.710	4.695	4.663
99:26	4.773	4.763	4.748	4.733	4.717	4.700	4.682	4.663	4.620
99:27	4.768	4.755	4.736	4.717	4.697	4.677	4.654	4.631	4.577
99:28	4.762	4.746	4.724	4.702	4.678	4.653	4.627	4.598	4.535
99:29	4.756	4.738	4.713	4.686	4.659	4.630	4.599	4.566	4.492
99:30	4.750	4.730	4.701	4.670	4.639	4.606	4.571	4.533	4.449
99:31	4.745	4.722	4.689	4.655	4.620	4.583	4.543	4.501	4.407
100:00	4.739	4.713	4.677	4.639	4.600	4.559	4.516	4.469	4.364
100:01	4.733	4.705	4.665	4.624	4.581	4.536	4.488	4.436	4.322
100:02	4.727	4.697	4.653	4.608	4.562	4.513	4.460	4.404	4.279
100:03	4.722	4.688	4.642	4.593	4.542	4.489	4.433	4.372	4.236
100:04	4.716	4.680	4.630	4.577	4.523	4.466	4.405	4.340	4.194
100:05	4.710	4.672	4.618	4.562	4.504	4.443	4.377	4.307	4.151
100:06	4.705	4.664	4.606	4.546	4.484	4.419	4.350	4.275	4.109
100:07	4.699	4.656	4.594	4.531	4.465	4.396	4.322	4.243	4.067
100:08	4.693	4.647	4.583	4.515	4.446	4.373	4.294	4.211	4.024
100:09	4.687	4.639	4.571	4.500	4.427	4.349	4.267	4.179	3.982
100:10	4.682	4.631	4.559	4.484	4.407	4.326	4.239	4.147	3.940
100:11	4.676	4.623	4.547	4.469	4.388	4.303	4.212	4.115	3.897
100:12	4.670	4.614	4.535	4.453	4.369	4.279	4.184	4.083	3.855
100:13	4.665	4.606	4.524	4.438	4.350	4.256	4.157	4.050	3.813
100:14	4.659	4.598	4.512	4.423	4.330	4.233	4.129	4.018	3.770
100:15	4.653	4.590	4.500	4.407	4.311	4.210	4.102	3.986	3.728
100:16	4.648	4.582	4.488	4.392	4.292	4.187	4.074	3.954	3.686
100:17	4.642	4.573	4.477	4.376	4.273	4.163	4.047	3.922	3.644
100:18	4.636	4.565	4.465	4.361	4.254	4.140	4.020	3.890	3.602
100:19	4.630	4.557	4.453	4.346	4.235	4.117	3.992	3.859	3.560
100:20	4.625	4.549	4.442	4.330	4.215	4.094	3.965	3.827	3.518
100:21	4.619	4.541	4.430	4.315	4.196	4.071	3.937	3.795	3.476
100:22	4.613	4.532	4.418	4.299	4.177	4.048	3.910	3.763	3.434

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.193	1.017	0.764
Duration	5.437	3.774	2.636	2.007	1.611	1.333	1.126	0.966	0.733
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	2/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

17 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:14:22 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A4	30,612,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	101:11

5.25% coup 3yr

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
100:27	5.100	5.046	4.990	4.934	4.908	4.882	4.832	4.697	4.500
100:28	5.095	5.039	4.981	4.925	4.897	4.870	4.819	4.681	4.479
100:29	5.089	5.032	4.973	4.915	4.887	4.859	4.807	4.665	4.458
100:30	5.084	5.025	4.965	4.905	4.876	4.848	4.795	4.649	4.437
100:31	5.079	5.019	4.957	4.896	4.866	4.837	4.782	4.633	4.416
101:00	5.073	5.012	4.948	4.886	4.856	4.826	4.770	4.617	4.395
101:01	5.068	5.005	4.940	4.876	4.845	4.815	4.758	4.602	4.374
101:02	5.063	4.998	4.932	4.867	4.835	4.804	4.745	4.586	4.354
101:03	5.057	4.992	4.924	4.857	4.825	4.793	4.733	4.570	4.333
101:04	5.052	4.985	4.916	4.847	4.814	4.782	4.721	4.554	4.312
101:05	5.046	4.978	4.907	4.838	4.804	4.771	4.708	4.538	4.291
101:06	5.041	4.971	4.899	4.828	4.794	4.760	4.696	4.523	4.270
101:07	5.036	4.965	4.891	4.818	4.783	4.749	4.684	4.507	4.249
101:08	5.030	4.958	4.883	4.809	4.773	4.738	4.672	4.491	4.228
101:09	5.025	4.951	4.875	4.799	4.763	4.727	4.659	4.475	4.208
101:10	5.020	4.944	4.866	4.789	4.752	4.716	4.647	4.460	4.187
101:11	5.014	4.938	4.858	4.780	4.742	4.705	4.635	4.444	4.166
101:12	5.009	4.931	4.850	4.770	4.732	4.694	4.623	4.428	4.145
101:13	5.004	4.924	4.842	4.761	4.721	4.683	4.610	4.413	4.125
101:14	4.998	4.917	4.834	4.751	4.711	4.672	4.598	4.397	4.104
101:15	4.993	4.911	4.826	4.741	4.701	4.661	4.586	4.381	4.083
101:16	4.988	4.904	4.817	4.732	4.691	4.651	4.574	4.365	4.062
101:17	4.982	4.897	4.809	4.722	4.680	4.640	4.561	4.350	4.042
101:18	4.977	4.891	4.801	4.713	4.670	4.629	4.549	4.334	4.021
101:19	4.972	4.884	4.793	4.703	4.660	4.618	4.537	4.318	4.000
101:20	4.966	4.877	4.785	4.694	4.650	4.607	4.525	4.303	3.979
101:21	4.961	4.870	4.777	4.684	4.639	4.596	4.513	4.287	3.959
101:22	4.956	4.864	4.768	4.674	4.629	4.585	4.500	4.271	3.938
101:23	4.951	4.857	4.760	4.665	4.619	4.574	4.488	4.256	3.917
101:24	4.945	4.850	4.752	4.655	4.609	4.563	4.476	4.240	3.897
101:25	4.940	4.844	4.744	4.646	4.598	4.552	4.464	4.224	3.876
101:26	4.935	4.837	4.736	4.636	4.588	4.541	4.452	4.209	3.855

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.756	4.561	3.755	3.196	2.982	2.800	2.507	1.953	1.478
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

18 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:13:51 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A4	30,612,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	101:12

5.25% coup 3yr

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
100:28	5.095	5.039	4.981	4.925	4.897	4.870	4.819	4.681	4.479
100:29	5.089	5.032	4.973	4.915	4.887	4.859	4.807	4.665	4.458
100:30	5.084	5.025	4.965	4.905	4.876	4.848	4.795	4.649	4.437
100:31	5.079	5.019	4.957	4.896	4.866	4.837	4.782	4.633	4.416
101:00	5.073	5.012	4.948	4.886	4.856	4.826	4.770	4.617	4.395
101:01	5.068	5.005	4.940	4.876	4.845	4.815	4.758	4.602	4.374
101:02	5.063	4.998	4.932	4.867	4.835	4.804	4.745	4.586	4.354
101:03	5.057	4.992	4.924	4.857	4.825	4.793	4.733	4.570	4.333
101:04	5.052	4.985	4.916	4.847	4.814	4.782	4.721	4.554	4.312
101:05	5.046	4.978	4.907	4.838	4.804	4.771	4.708	4.538	4.291
101:06	5.041	4.971	4.899	4.828	4.794	4.760	4.696	4.523	4.270
101:07	5.036	4.965	4.891	4.818	4.783	4.749	4.684	4.507	4.249
101:08	5.030	4.958	4.883	4.809	4.773	4.738	4.672	4.491	4.228
101:09	5.025	4.951	4.875	4.799	4.763	4.727	4.659	4.475	4.208
101:10	5.020	4.944	4.866	4.789	4.752	4.716	4.647	4.460	4.187
101:11	5.014	4.938	4.858	4.780	4.742	4.705	4.635	4.444	4.166
101:12	5.009	4.931	4.850	4.770	4.732	4.694	4.623	4.428	4.145
101:13	5.004	4.924	4.842	4.761	4.721	4.683	4.610	4.413	4.125
101:14	4.998	4.917	4.834	4.751	4.711	4.672	4.598	4.397	4.104
101:15	4.993	4.911	4.826	4.741	4.701	4.661	4.586	4.381	4.083
101:16	4.988	4.904	4.817	4.732	4.691	4.651	4.574	4.365	4.062
101:17	4.982	4.897	4.809	4.722	4.680	4.640	4.561	4.350	4.042
101:18	4.977	4.891	4.801	4.713	4.670	4.629	4.549	4.334	4.021
101:19	4.972	4.884	4.793	4.703	4.660	4.618	4.537	4.318	4.000
101:20	4.966	4.877	4.785	4.694	4.650	4.607	4.525	4.303	3.979
101:21	4.961	4.870	4.777	4.684	4.639	4.596	4.513	4.287	3.959
101:22	4.956	4.864	4.768	4.674	4.629	4.585	4.500	4.271	3.938
101:23	4.951	4.857	4.760	4.665	4.619	4.574	4.488	4.256	3.917
101:24	4.945	4.850	4.752	4.655	4.609	4.563	4.476	4.240	3.897
101:25	4.940	4.844	4.744	4.646	4.598	4.552	4.464	4.224	3.876
101:26	4.935	4.837	4.736	4.636	4.588	4.541	4.452	4.209	3.855
101:27	4.929	4.830	4.728	4.627	4.578	4.530	4.440	4.193	3.835

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.757	4.562	3.755	3.197	2.983	2.801	2.507	1.953	1.478
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

19 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:12:55 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A4	30,612,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	101:12

5.25% coup 3yr

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
100:28	5.078	4.980	4.840	4.696	4.546	4.389	4.221	4.041	3.640
100:29	5.073	4.971	4.829	4.680	4.527	4.365	4.193	4.009	3.598
100:30	5.067	4.963	4.817	4.665	4.508	4.342	4.166	3.977	3.556
100:31	5.061	4.955	4.805	4.649	4.489	4.319	4.138	3.945	3.514
101:00	5.055	4.947	4.793	4.634	4.470	4.296	4.111	3.914	3.472
101:01	5.049	4.938	4.781	4.618	4.450	4.273	4.084	3.882	3.430
101:02	5.044	4.930	4.770	4.603	4.431	4.250	4.056	3.850	3.388
101:03	5.038	4.922	4.758	4.588	4.412	4.227	4.029	3.818	3.347
101:04	5.032	4.914	4.746	4.572	4.393	4.204	4.002	3.786	3.305
101:05	5.026	4.905	4.734	4.557	4.374	4.180	3.975	3.755	3.263
101:06	5.021	4.897	4.723	4.542	4.355	4.157	3.947	3.723	3.221
101:07	5.015	4.889	4.711	4.526	4.336	4.134	3.920	3.691	3.180
101:08	5.009	4.881	4.699	4.511	4.317	4.111	3.893	3.659	3.138
101:09	5.003	4.872	4.687	4.495	4.298	4.088	3.866	3.628	3.096
101:10	4.998	4.864	4.676	4.480	4.279	4.065	3.838	3.596	3.055
101:11	4.992	4.856	4.664	4.465	4.259	4.042	3.811	3.564	3.013
101:12	4.986	4.848	4.652	4.449	4.240	4.019	3.784	3.533	2.972
101:13	4.980	4.839	4.641	4.434	4.221	3.996	3.757	3.501	2.930
101:14	4.975	4.831	4.629	4.419	4.202	3.973	3.730	3.470	2.888
101:15	4.969	4.823	4.617	4.404	4.183	3.950	3.703	3.438	2.847
101:16	4.963	4.815	4.606	4.388	4.164	3.928	3.676	3.407	2.806
101:17	4.957	4.807	4.594	4.373	4.145	3.905	3.649	3.375	2.764
101:18	4.952	4.799	4.582	4.358	4.126	3.882	3.622	3.344	2.723
101:19	4.946	4.790	4.571	4.342	4.107	3.859	3.594	3.312	2.681
101:20	4.940	4.782	4.559	4.327	4.088	3.836	3.567	3.281	2.640
101:21	4.935	4.774	4.547	4.312	4.070	3.813	3.540	3.249	2.599
101:22	4.929	4.766	4.536	4.297	4.051	3.790	3.513	3.218	2.557
101:23	4.923	4.758	4.524	4.282	4.032	3.767	3.486	3.186	2.516
101:24	4.917	4.750	4.512	4.266	4.013	3.745	3.459	3.155	2.475
101:25	4.912	4.741	4.501	4.251	3.994	3.722	3.433	3.124	2.434
101:26	4.906	4.733	4.489	4.236	3.975	3.699	3.406	3.092	2.392
101:27	4.900	4.725	4.478	4.221	3.956	3.676	3.379	3.061	2.351

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.193	1.017	0.764
Duration	5.350	3.741	2.626	2.005	1.613	1.337	1.131	0.971	0.739
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	2/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

20 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:12:22 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A4	30,612,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	101:11

5.25% coup 3yr

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
100:27	5.084	4.988	4.852	4.711	4.566	4.412	4.248	4.073	3.682
100:28	5.078	4.980	4.840	4.696	4.546	4.389	4.221	4.041	3.640
100:29	5.073	4.971	4.829	4.680	4.527	4.365	4.193	4.009	3.598
100:30	5.067	4.963	4.817	4.665	4.508	4.342	4.166	3.977	3.556
100:31	5.061	4.955	4.805	4.649	4.489	4.319	4.138	3.945	3.514
101:00	5.055	4.947	4.793	4.634	4.470	4.296	4.111	3.914	3.472
101:01	5.049	4.938	4.781	4.618	4.450	4.273	4.084	3.882	3.430
101:02	5.044	4.930	4.770	4.603	4.431	4.250	4.056	3.850	3.388
101:03	5.038	4.922	4.758	4.588	4.412	4.227	4.029	3.818	3.347
101:04	5.032	4.914	4.746	4.572	4.393	4.204	4.002	3.786	3.305
101:05	5.026	4.905	4.734	4.557	4.374	4.180	3.975	3.755	3.263
101:06	5.021	4.897	4.723	4.542	4.355	4.157	3.947	3.723	3.221
101:07	5.015	4.889	4.711	4.526	4.336	4.134	3.920	3.691	3.180
101:08	5.009	4.881	4.699	4.511	4.317	4.111	3.893	3.659	3.138
101:09	5.003	4.872	4.687	4.495	4.298	4.088	3.866	3.628	3.096
101:10	4.998	4.864	4.676	4.480	4.279	4.065	3.838	3.596	3.055
101:11	4.992	4.856	4.664	4.465	4.259	4.042	3.811	3.564	3.013
101:12	4.986	4.848	4.652	4.449	4.240	4.019	3.784	3.533	2.972
101:13	4.980	4.839	4.641	4.434	4.221	3.996	3.757	3.501	2.930
101:14	4.975	4.831	4.629	4.419	4.202	3.973	3.730	3.470	2.888
101:15	4.969	4.823	4.617	4.404	4.183	3.950	3.703	3.438	2.847
101:16	4.963	4.815	4.606	4.388	4.164	3.928	3.676	3.407	2.806
101:17	4.957	4.807	4.594	4.373	4.145	3.905	3.649	3.375	2.764
101:18	4.952	4.799	4.582	4.358	4.126	3.882	3.622	3.344	2.723
101:19	4.946	4.790	4.571	4.342	4.107	3.859	3.594	3.312	2.681
101:20	4.940	4.782	4.559	4.327	4.088	3.836	3.567	3.281	2.640
101:21	4.935	4.774	4.547	4.312	4.070	3.813	3.540	3.249	2.599
101:22	4.929	4.766	4.536	4.297	4.051	3.790	3.513	3.218	2.557
101:23	4.923	4.758	4.524	4.282	4.032	3.767	3.486	3.186	2.516
101:24	4.917	4.750	4.512	4.266	4.013	3.745	3.459	3.155	2.475
101:25	4.912	4.741	4.501	4.251	3.994	3.722	3.433	3.124	2.434
101:26	4.906	4.733	4.489	4.236	3.975	3.699	3.406	3.092	2.392

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.193	1.017	0.764
Duration	5.349	3.740	2.625	2.005	1.613	1.337	1.131	0.971	0.739
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	2/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

21 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:15:09 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A3	117,896,000.00	5.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.0000	02/27/04	30 year	5.60	353.00	275.0PSA	100:26

5% coup 3yr

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
100:10	4.941	4.911	4.881	4.851	4.836	4.822	4.795	4.722	4.615
100:11	4.936	4.905	4.873	4.841	4.826	4.811	4.783	4.706	4.594
100:12	4.930	4.898	4.864	4.831	4.816	4.800	4.770	4.690	4.573
100:13	4.925	4.891	4.856	4.822	4.805	4.789	4.758	4.674	4.552
100:14	4.920	4.884	4.848	4.812	4.795	4.778	4.746	4.658	4.531
100:15	4.914	4.878	4.840	4.802	4.784	4.767	4.733	4.642	4.510
100:16	4.909	4.871	4.831	4.793	4.774	4.756	4.721	4.626	4.489
100:17	4.903	4.864	4.823	4.783	4.764	4.745	4.709	4.611	4.468
100:18	4.898	4.857	4.815	4.773	4.753	4.734	4.696	4.595	4.447
100:19	4.893	4.851	4.807	4.764	4.743	4.723	4.684	4.579	4.426
100:20	4.887	4.844	4.799	4.754	4.733	4.712	4.672	4.563	4.405
100:21	4.882	4.837	4.790	4.744	4.722	4.701	4.659	4.547	4.384
100:22	4.877	4.830	4.782	4.735	4.712	4.690	4.647	4.531	4.363
100:23	4.871	4.824	4.774	4.725	4.701	4.679	4.635	4.516	4.342
100:24	4.866	4.817	4.766	4.715	4.691	4.668	4.622	4.500	4.321
100:25	4.861	4.810	4.758	4.706	4.681	4.657	4.610	4.484	4.300
100:26	4.856	4.803	4.749	4.696	4.671	4.646	4.598	4.468	4.279
100:27	4.850	4.797	4.741	4.687	4.660	4.635	4.585	4.452	4.258
100:28	4.845	4.790	4.733	4.677	4.650	4.624	4.573	4.437	4.238
100:29	4.840	4.783	4.725	4.667	4.640	4.613	4.561	4.421	4.217
100:30	4.834	4.776	4.717	4.658	4.629	4.602	4.549	4.405	4.196
100:31	4.829	4.770	4.709	4.648	4.619	4.591	4.536	4.389	4.175
101:00	4.824	4.763	4.700	4.638	4.609	4.580	4.524	4.373	4.154
101:01	4.818	4.756	4.692	4.629	4.598	4.569	4.512	4.358	4.133
101:02	4.813	4.750	4.684	4.619	4.588	4.558	4.500	4.342	4.113
101:03	4.808	4.743	4.676	4.610	4.578	4.547	4.487	4.326	4.092
101:04	4.802	4.736	4.668	4.600	4.568	4.536	4.475	4.311	4.071
101:05	4.797	4.730	4.660	4.591	4.557	4.525	4.463	4.295	4.050
101:06	4.792	4.723	4.651	4.581	4.547	4.514	4.451	4.279	4.029
101:07	4.787	4.716	4.643	4.571	4.537	4.503	4.438	4.263	4.009
101:08	4.781	4.710	4.635	4.562	4.526	4.492	4.426	4.248	3.988
101:09	4.776	4.703	4.627	4.552	4.516	4.481	4.414	4.232	3.967

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.808	4.591	3.773	3.208	2.993	2.809	2.513	1.956	1.479
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

22 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:10:55 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A3	117,896,000.00	5.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.0000	02/27/04	30 year	5.60	353.00	275.0PSA	100:26

5% coup 3yr

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
100:10	4.932	4.880	4.806	4.730	4.651	4.567	4.478	4.383	4.170
100:11	4.927	4.872	4.794	4.714	4.631	4.544	4.450	4.351	4.127
100:12	4.921	4.863	4.783	4.699	4.612	4.520	4.423	4.318	4.085
100:13	4.915	4.855	4.771	4.683	4.593	4.497	4.395	4.286	4.043
100:14	4.909	4.847	4.759	4.668	4.573	4.474	4.368	4.254	4.000
100:15	4.903	4.839	4.747	4.652	4.554	4.450	4.340	4.222	3.958
100:16	4.898	4.830	4.735	4.637	4.535	4.427	4.312	4.190	3.916
100:17	4.892	4.822	4.724	4.621	4.516	4.404	4.285	4.158	3.874
100:18	4.886	4.814	4.712	4.606	4.496	4.381	4.257	4.126	3.832
100:19	4.880	4.806	4.700	4.590	4.477	4.357	4.230	4.094	3.789
100:20	4.875	4.797	4.688	4.575	4.458	4.334	4.202	4.062	3.747
100:21	4.869	4.789	4.676	4.559	4.439	4.311	4.175	4.030	3.705
100:22	4.863	4.781	4.665	4.544	4.419	4.288	4.148	3.998	3.663
100:23	4.857	4.773	4.653	4.528	4.400	4.265	4.120	3.966	3.621
100:24	4.852	4.764	4.641	4.513	4.381	4.241	4.093	3.934	3.579
100:25	4.846	4.756	4.629	4.498	4.362	4.218	4.065	3.902	3.537
100:26	4.840	4.748	4.618	4.482	4.343	4.195	4.038	3.870	3.495
100:27	4.835	4.740	4.606	4.467	4.324	4.172	4.011	3.838	3.453
100:28	4.829	4.732	4.594	4.451	4.304	4.149	3.983	3.806	3.411
100:29	4.823	4.723	4.582	4.436	4.285	4.126	3.956	3.775	3.369
100:30	4.817	4.715	4.571	4.421	4.266	4.103	3.929	3.743	3.327
100:31	4.812	4.707	4.559	4.405	4.247	4.080	3.901	3.711	3.285
101:00	4.806	4.699	4.547	4.390	4.228	4.057	3.874	3.679	3.244
101:01	4.800	4.691	4.536	4.375	4.209	4.033	3.847	3.647	3.202
101:02	4.795	4.682	4.524	4.359	4.190	4.010	3.820	3.616	3.160
101:03	4.789	4.674	4.512	4.344	4.171	3.987	3.792	3.584	3.118
101:04	4.783	4.666	4.501	4.329	4.152	3.964	3.765	3.552	3.077
101:05	4.777	4.658	4.489	4.313	4.133	3.941	3.738	3.521	3.035
101:06	4.772	4.650	4.477	4.298	4.114	3.918	3.711	3.489	2.993
101:07	4.766	4.641	4.465	4.283	4.095	3.895	3.684	3.457	2.952
101:08	4.760	4.633	4.454	4.268	4.076	3.873	3.657	3.426	2.910
101:09	4.755	4.625	4.442	4.252	4.057	3.850	3.629	3.394	2.869

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.193	1.017	0.764
Duration	5.394	3.758	2.631	2.007	1.612	1.335	1.129	0.969	0.736
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	2/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

23 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:16:06 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A3	117,896,000.00	5.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.0000	02/27/04	30 year	5.60	353.00	275.0PSA	100:25

5% coup 3yr

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
100:09	4.946	4.918	4.889	4.861	4.847	4.833	4.808	4.738	4.636
100:10	4.941	4.911	4.881	4.851	4.836	4.822	4.795	4.722	4.615
100:11	4.936	4.905	4.873	4.841	4.826	4.811	4.783	4.706	4.594
100:12	4.930	4.898	4.864	4.831	4.816	4.800	4.770	4.690	4.573
100:13	4.925	4.891	4.856	4.822	4.805	4.789	4.758	4.674	4.552
100:14	4.920	4.884	4.848	4.812	4.795	4.778	4.746	4.658	4.531
100:15	4.914	4.878	4.840	4.802	4.784	4.767	4.733	4.642	4.510
100:16	4.909	4.871	4.831	4.793	4.774	4.756	4.721	4.626	4.489
100:17	4.903	4.864	4.823	4.783	4.764	4.745	4.709	4.611	4.468
100:18	4.898	4.857	4.815	4.773	4.753	4.734	4.696	4.595	4.447
100:19	4.893	4.851	4.807	4.764	4.743	4.723	4.684	4.579	4.426
100:20	4.887	4.844	4.799	4.754	4.733	4.712	4.672	4.563	4.405
100:21	4.882	4.837	4.790	4.744	4.722	4.701	4.659	4.547	4.384
100:22	4.877	4.830	4.782	4.735	4.712	4.690	4.647	4.531	4.363
100:23	4.871	4.824	4.774	4.725	4.701	4.679	4.635	4.516	4.342
100:24	4.866	4.817	4.766	4.715	4.691	4.668	4.622	4.500	4.321
100:25	4.861	4.810	4.758	4.706	4.681	4.657	4.610	4.484	4.300
100:26	4.856	4.803	4.749	4.696	4.671	4.646	4.598	4.468	4.279
100:27	4.850	4.797	4.741	4.687	4.660	4.635	4.585	4.452	4.258
100:28	4.845	4.790	4.733	4.677	4.650	4.624	4.573	4.437	4.238
100:29	4.840	4.783	4.725	4.667	4.640	4.613	4.561	4.421	4.217
100:30	4.834	4.776	4.717	4.658	4.629	4.602	4.549	4.405	4.196
100:31	4.829	4.770	4.709	4.648	4.619	4.591	4.536	4.389	4.175
101:00	4.824	4.763	4.700	4.638	4.609	4.580	4.524	4.373	4.154
101:01	4.818	4.756	4.692	4.629	4.598	4.569	4.512	4.358	4.133
101:02	4.813	4.750	4.684	4.619	4.588	4.558	4.500	4.342	4.113
101:03	4.808	4.743	4.676	4.610	4.578	4.547	4.487	4.326	4.092
101:04	4.802	4.736	4.668	4.600	4.568	4.536	4.475	4.311	4.071
101:05	4.797	4.730	4.660	4.591	4.557	4.525	4.463	4.295	4.050
101:06	4.792	4.723	4.651	4.581	4.547	4.514	4.451	4.279	4.029
101:07	4.787	4.716	4.643	4.571	4.537	4.503	4.438	4.263	4.009
101:08	4.781	4.710	4.635	4.562	4.526	4.492	4.426	4.248	3.988

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.807	4.590	3.772	3.208	2.992	2.808	2.513	1.955	1.478
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

24 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 5:10:16 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A3	117,896,000.00	5.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.0000	02/27/04	30 year	5.60	353.00	275.0PSA	100:25

5% coup 3yr

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
100:09	4.938	4.888	4.818	4.745	4.670	4.590	4.506	4.415	4.212
100:10	4.932	4.880	4.806	4.730	4.651	4.567	4.478	4.383	4.170
100:11	4.927	4.872	4.794	4.714	4.631	4.544	4.450	4.351	4.127
100:12	4.921	4.863	4.783	4.699	4.612	4.520	4.423	4.318	4.085
100:13	4.915	4.855	4.771	4.683	4.593	4.497	4.395	4.286	4.043
100:14	4.909	4.847	4.759	4.668	4.573	4.474	4.368	4.254	4.000
100:15	4.903	4.839	4.747	4.652	4.554	4.450	4.340	4.222	3.958
100:16	4.898	4.830	4.735	4.637	4.535	4.427	4.312	4.190	3.916
100:17	4.892	4.822	4.724	4.621	4.516	4.404	4.285	4.158	3.874
100:18	4.886	4.814	4.712	4.606	4.496	4.381	4.257	4.126	3.832
100:19	4.880	4.806	4.700	4.590	4.477	4.357	4.230	4.094	3.789
100:20	4.875	4.797	4.688	4.575	4.458	4.334	4.202	4.062	3.747
100:21	4.869	4.789	4.676	4.559	4.439	4.311	4.175	4.030	3.705
100:22	4.863	4.781	4.665	4.544	4.419	4.288	4.148	3.998	3.663
100:23	4.857	4.773	4.653	4.528	4.400	4.265	4.120	3.966	3.621
100:24	4.852	4.764	4.641	4.513	4.381	4.241	4.093	3.934	3.579
100:25	4.846	4.756	4.629	4.498	4.362	4.218	4.065	3.902	3.537
100:26	4.840	4.748	4.618	4.482	4.343	4.195	4.038	3.870	3.495
100:27	4.835	4.740	4.606	4.467	4.324	4.172	4.011	3.838	3.453
100:28	4.829	4.732	4.594	4.451	4.304	4.149	3.983	3.806	3.411
100:29	4.823	4.723	4.582	4.436	4.285	4.126	3.956	3.775	3.369
100:30	4.817	4.715	4.571	4.421	4.266	4.103	3.929	3.743	3.327
100:31	4.812	4.707	4.559	4.405	4.247	4.080	3.901	3.711	3.285
101:00	4.806	4.699	4.547	4.390	4.228	4.057	3.874	3.679	3.244
101:01	4.800	4.691	4.536	4.375	4.209	4.033	3.847	3.647	3.202
101:02	4.795	4.682	4.524	4.359	4.190	4.010	3.820	3.616	3.160
101:03	4.789	4.674	4.512	4.344	4.171	3.987	3.792	3.584	3.118
101:04	4.783	4.666	4.501	4.329	4.152	3.964	3.765	3.552	3.077
101:05	4.777	4.658	4.489	4.313	4.133	3.941	3.738	3.521	3.035
101:06	4.772	4.650	4.477	4.298	4.114	3.918	3.711	3.489	2.993
101:07	4.766	4.641	4.465	4.283	4.095	3.895	3.684	3.457	2.952
101:08	4.760	4.633	4.454	4.268	4.076	3.873	3.657	3.426	2.910

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.193	1.017	0.764
Duration	5.392	3.757	2.630	2.006	1.612	1.335	1.129	0.969	0.736
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	2/07	8/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

25 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 11:26:51 am February 18, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A2	3,135,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	97:19

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
97:03	5.543	5.590	5.650	5.718	5.753	5.788	5.856	6.040	6.319
97:04	5.540	5.587	5.645	5.713	5.748	5.782	5.849	6.031	6.307
97:05	5.537	5.583	5.641	5.708	5.742	5.776	5.842	6.022	6.294
97:06	5.534	5.580	5.637	5.703	5.737	5.770	5.835	6.012	6.281
97:07	5.531	5.576	5.633	5.698	5.731	5.764	5.828	6.003	6.269
97:08	5.528	5.573	5.628	5.693	5.726	5.758	5.822	5.994	6.256
97:09	5.526	5.569	5.624	5.688	5.720	5.752	5.815	5.985	6.244
97:10	5.523	5.566	5.620	5.683	5.715	5.746	5.808	5.976	6.231
97:11	5.520	5.562	5.616	5.678	5.709	5.740	5.801	5.967	6.219
97:12	5.517	5.559	5.611	5.673	5.704	5.734	5.794	5.958	6.206
97:13	5.514	5.555	5.607	5.668	5.698	5.728	5.788	5.949	6.194
97:14	5.511	5.552	5.603	5.662	5.693	5.722	5.781	5.940	6.181
97:15	5.508	5.548	5.599	5.657	5.687	5.716	5.774	5.931	6.169
97:16	5.505	5.545	5.594	5.652	5.682	5.710	5.767	5.922	6.156
97:17	5.502	5.541	5.590	5.647	5.676	5.705	5.761	5.913	6.144
97:18	5.499	5.538	5.586	5.642	5.671	5.699	5.754	5.904	6.131
97:19	5.496	5.534	5.582	5.637	5.665	5.693	5.747	5.895	6.119
97:20	5.493	5.531	5.578	5.632	5.660	5.687	5.740	5.886	6.106
97:21	5.491	5.527	5.573	5.627	5.654	5.681	5.734	5.877	6.094
97:22	5.488	5.524	5.569	5.622	5.649	5.675	5.727	5.868	6.081
97:23	5.485	5.520	5.565	5.617	5.643	5.669	5.720	5.859	6.069
97:24	5.482	5.517	5.561	5.612	5.638	5.663	5.713	5.850	6.056
97:25	5.479	5.513	5.557	5.607	5.632	5.657	5.707	5.841	6.044
97:26	5.476	5.510	5.552	5.602	5.627	5.651	5.700	5.832	6.031
97:27	5.473	5.506	5.548	5.597	5.621	5.645	5.693	5.823	6.019
97:28	5.470	5.503	5.544	5.592	5.616	5.639	5.686	5.814	6.007
97:29	5.467	5.499	5.540	5.587	5.610	5.634	5.680	5.805	5.994
97:30	5.465	5.496	5.535	5.581	5.605	5.628	5.673	5.796	5.982
97:31	5.462	5.492	5.531	5.576	5.599	5.622	5.666	5.787	5.969
98:00	5.459	5.489	5.527	5.571	5.594	5.616	5.659	5.778	5.957
98:01	5.456	5.485	5.523	5.566	5.588	5.610	5.653	5.769	5.944
98:02	5.453	5.482	5.519	5.561	5.583	5.604	5.646	5.760	5.932

Avg Life	17.185	13.020	10.016	7.918	7.164	6.549	5.604	4.032	2.831
Duration	10.971	9.149	7.560	6.292	5.801	5.385	4.718	3.531	2.555
First Pay	9/19	9/15	12/12	3/11	7/10	1/10	3/09	11/07	10/06
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

26 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:16:31 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A1	29,696,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	101:19

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
101:03	5.029	4.953	4.876	4.804	4.769	4.736	4.672	4.499	4.248
101:04	5.023	4.945	4.867	4.793	4.758	4.724	4.659	4.482	4.226
101:05	5.018	4.937	4.858	4.782	4.746	4.711	4.645	4.464	4.203
101:06	5.012	4.930	4.848	4.771	4.735	4.699	4.631	4.447	4.180
101:07	5.006	4.922	4.839	4.761	4.723	4.687	4.618	4.430	4.158
101:08	5.000	4.915	4.830	4.750	4.712	4.675	4.604	4.412	4.135
101:09	4.994	4.907	4.821	4.739	4.700	4.662	4.591	4.395	4.113
101:10	4.988	4.899	4.811	4.728	4.689	4.650	4.577	4.378	4.090
101:11	4.982	4.892	4.802	4.718	4.677	4.638	4.563	4.361	4.067
101:12	4.976	4.884	4.793	4.707	4.666	4.626	4.550	4.343	4.045
101:13	4.970	4.877	4.784	4.696	4.654	4.614	4.536	4.326	4.022
101:14	4.964	4.869	4.775	4.685	4.643	4.602	4.523	4.309	4.000
101:15	4.958	4.862	4.766	4.675	4.631	4.589	4.509	4.292	3.977
101:16	4.952	4.854	4.756	4.664	4.620	4.577	4.496	4.275	3.955
101:17	4.946	4.846	4.747	4.653	4.608	4.565	4.482	4.257	3.932
101:18	4.940	4.839	4.738	4.642	4.597	4.553	4.469	4.240	3.910
101:19	4.935	4.831	4.729	4.632	4.585	4.541	4.455	4.223	3.887
101:20	4.929	4.824	4.720	4.621	4.574	4.529	4.442	4.206	3.865
101:21	4.923	4.816	4.710	4.610	4.563	4.516	4.428	4.189	3.842
101:22	4.917	4.809	4.701	4.600	4.551	4.504	4.415	4.171	3.820
101:23	4.911	4.801	4.692	4.589	4.540	4.492	4.401	4.154	3.797
101:24	4.905	4.794	4.683	4.578	4.528	4.480	4.388	4.137	3.775
101:25	4.899	4.786	4.674	4.568	4.517	4.468	4.374	4.120	3.752
101:26	4.893	4.779	4.665	4.557	4.506	4.456	4.361	4.103	3.730
101:27	4.887	4.771	4.656	4.546	4.494	4.444	4.347	4.086	3.708
101:28	4.881	4.764	4.646	4.536	4.483	4.432	4.334	4.069	3.685
101:29	4.876	4.756	4.637	4.525	4.471	4.419	4.320	4.052	3.663
101:30	4.870	4.749	4.628	4.514	4.460	4.407	4.307	4.034	3.640
101:31	4.864	4.741	4.619	4.504	4.449	4.395	4.294	4.017	3.618
102:00	4.858	4.734	4.610	4.493	4.437	4.383	4.280	4.000	3.596
102:01	4.852	4.726	4.601	4.482	4.426	4.371	4.267	3.983	3.573
102:02	4.846	4.719	4.592	4.472	4.414	4.359	4.253	3.966	3.551

Avg Life	6.588	4.866	3.861	3.232	3.000	2.805	2.497	1.923	1.445
Duration	5.188	4.063	3.342	2.862	2.678	2.522	2.269	1.784	1.363
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	9/19	9/15	12/12	3/11	7/10	1/10	3/09	11/07	10/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

27 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 11:22:54 am February 18, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A12	2,275,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	98:04

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
97:20	5.519	5.534	5.547	5.559	5.565	5.570	5.580	5.612	5.756
97:21	5.516	5.530	5.543	5.555	5.561	5.566	5.575	5.607	5.749
97:22	5.512	5.527	5.540	5.551	5.557	5.562	5.571	5.602	5.742
97:23	5.509	5.523	5.536	5.547	5.553	5.558	5.567	5.597	5.735
97:24	5.506	5.520	5.532	5.543	5.549	5.554	5.563	5.593	5.728
97:25	5.502	5.516	5.528	5.540	5.545	5.550	5.558	5.588	5.721
97:26	5.499	5.513	5.525	5.536	5.541	5.545	5.554	5.583	5.714
97:27	5.496	5.509	5.521	5.532	5.537	5.541	5.550	5.578	5.707
97:28	5.493	5.506	5.517	5.528	5.533	5.537	5.546	5.574	5.700
97:29	5.489	5.502	5.514	5.524	5.529	5.533	5.542	5.569	5.693
97:30	5.486	5.499	5.510	5.520	5.525	5.529	5.537	5.564	5.686
97:31	5.483	5.495	5.506	5.516	5.521	5.525	5.533	5.559	5.679
98:00	5.479	5.491	5.502	5.512	5.517	5.521	5.529	5.555	5.672
98:01	5.476	5.488	5.499	5.508	5.513	5.517	5.525	5.550	5.665
98:02	5.473	5.484	5.495	5.504	5.509	5.513	5.520	5.545	5.658
98:03	5.469	5.481	5.491	5.500	5.505	5.509	5.516	5.541	5.651
98:04	5.466	5.477	5.487	5.496	5.501	5.505	5.512	5.536	5.644
98:05	5.463	5.474	5.484	5.493	5.497	5.500	5.508	5.531	5.637
98:06	5.460	5.470	5.480	5.489	5.493	5.496	5.503	5.526	5.630
98:07	5.456	5.467	5.476	5.485	5.489	5.492	5.499	5.522	5.623
98:08	5.453	5.463	5.473	5.481	5.485	5.488	5.495	5.517	5.616
98:09	5.450	5.460	5.469	5.477	5.481	5.484	5.491	5.512	5.609
98:10	5.447	5.456	5.465	5.473	5.477	5.480	5.487	5.508	5.603
98:11	5.443	5.453	5.461	5.469	5.473	5.476	5.482	5.503	5.596
98:12	5.440	5.449	5.458	5.465	5.469	5.472	5.478	5.498	5.589
98:13	5.437	5.446	5.454	5.461	5.465	5.468	5.474	5.493	5.582
98:14	5.433	5.442	5.450	5.457	5.461	5.464	5.470	5.489	5.575
98:15	5.430	5.439	5.447	5.454	5.457	5.460	5.465	5.484	5.568
98:16	5.427	5.435	5.443	5.450	5.453	5.456	5.461	5.479	5.561
98:17	5.424	5.432	5.439	5.446	5.449	5.452	5.457	5.475	5.554
98:18	5.420	5.428	5.435	5.442	5.445	5.448	5.453	5.470	5.547
98:19	5.417	5.425	5.432	5.438	5.441	5.444	5.449	5.465	5.540

Avg Life	15.115	13.591	12.433	11.537	11.163	10.830	10.261	8.769	5.401
Duration	9.661	9.025	8.522	8.116	7.942	7.783	7.506	6.720	4.558
First Pay	3/09	3/09	3/09	3/09	3/09	3/09	3/09	3/09	5/08
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	7/33	7/33	4/26

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

28 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:21:24 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A10	28,353,500.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	0.0000	02/27/04	30 year	5.60	353.00	275.0PSA	87:23

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
87:07	5.925	6.014	6.128	6.266	6.346	6.436	6.650	7.616	8.863
87:08	5.923	6.012	6.126	6.264	6.344	6.433	6.647	7.610	8.853
87:09	5.922	6.010	6.124	6.261	6.341	6.430	6.643	7.603	8.844
87:10	5.920	6.008	6.122	6.259	6.338	6.427	6.639	7.597	8.834
87:11	5.918	6.006	6.120	6.256	6.335	6.424	6.636	7.591	8.824
87:12	5.917	6.004	6.117	6.253	6.332	6.421	6.632	7.585	8.815
87:13	5.915	6.002	6.115	6.251	6.329	6.418	6.629	7.579	8.805
87:14	5.913	6.001	6.113	6.248	6.327	6.415	6.625	7.572	8.795
87:15	5.912	5.999	6.111	6.246	6.324	6.412	6.621	7.566	8.786
87:16	5.910	5.997	6.109	6.243	6.321	6.409	6.618	7.560	8.776
87:17	5.908	5.995	6.106	6.241	6.318	6.405	6.614	7.554	8.767
87:18	5.907	5.993	6.104	6.238	6.315	6.402	6.610	7.547	8.757
87:19	5.905	5.991	6.102	6.235	6.313	6.399	6.607	7.541	8.747
87:20	5.903	5.989	6.100	6.233	6.310	6.396	6.603	7.535	8.738
87:21	5.902	5.987	6.098	6.230	6.307	6.393	6.600	7.529	8.728
87:22	5.900	5.985	6.095	6.228	6.304	6.390	6.596	7.523	8.719
87:23	5.898	5.984	6.093	6.225	6.301	6.387	6.592	7.516	8.709
87:24	5.897	5.982	6.091	6.222	6.299	6.384	6.589	7.510	8.700
87:25	5.895	5.980	6.089	6.220	6.296	6.381	6.585	7.504	8.690
87:26	5.893	5.978	6.086	6.217	6.293	6.378	6.581	7.498	8.680
87:27	5.892	5.976	6.084	6.215	6.290	6.375	6.578	7.492	8.671
87:28	5.890	5.974	6.082	6.212	6.288	6.372	6.574	7.485	8.661
87:29	5.888	5.972	6.080	6.210	6.285	6.369	6.571	7.479	8.652
87:30	5.887	5.970	6.078	6.207	6.282	6.366	6.567	7.473	8.642
87:31	5.885	5.968	6.075	6.204	6.279	6.363	6.563	7.467	8.633
88:00	5.884	5.966	6.073	6.202	6.276	6.360	6.560	7.461	8.623
88:01	5.882	5.965	6.071	6.199	6.274	6.357	6.556	7.454	8.613
88:02	5.880	5.963	6.069	6.197	6.271	6.354	6.553	7.448	8.604
88:03	5.879	5.961	6.067	6.194	6.268	6.351	6.549	7.442	8.594
88:04	5.877	5.959	6.065	6.192	6.265	6.348	6.545	7.436	8.585
88:05	5.875	5.957	6.062	6.189	6.262	6.345	6.542	7.430	8.575
88:06	5.874	5.955	6.060	6.187	6.260	6.342	6.538	7.424	8.566

Avg Life	23.555	20.342	17.641	15.145	13.988	12.872	10.755	5.971	3.872
Duration	21.445	18.726	16.095	13.764	12.698	11.682	9.806	5.716	3.703
First Pay	1/23	3/19	9/16	8/14	9/13	11/12	7/11	3/09	8/07
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	7/33	7/11	5/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

29 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:23:39 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A10	28,353,500.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	0.0000	02/27/04	30 year	5.60	353.00	275.0PSA	87:20

Price	PSA 100	PSA 150	PSA 200	PSA 225	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500
87:04	5.930	6.020	6.135	6.201	6.274	6.355	6.445	6.661	7.635
87:05	5.928	6.018	6.133	6.199	6.272	6.352	6.442	6.658	7.628
87:06	5.927	6.016	6.131	6.197	6.269	6.349	6.439	6.654	7.622
87:07	5.925	6.014	6.128	6.194	6.266	6.346	6.436	6.650	7.616
87:08	5.923	6.012	6.126	6.192	6.264	6.344	6.433	6.647	7.610
87:09	5.922	6.010	6.124	6.189	6.261	6.341	6.430	6.643	7.603
87:10	5.920	6.008	6.122	6.187	6.259	6.338	6.427	6.639	7.597
87:11	5.918	6.006	6.120	6.185	6.256	6.335	6.424	6.636	7.591
87:12	5.917	6.004	6.117	6.182	6.253	6.332	6.421	6.632	7.585
87:13	5.915	6.002	6.115	6.180	6.251	6.329	6.418	6.629	7.579
87:14	5.913	6.001	6.113	6.177	6.248	6.327	6.415	6.625	7.572
87:15	5.912	5.999	6.111	6.175	6.246	6.324	6.412	6.621	7.566
87:16	5.910	5.997	6.109	6.173	6.243	6.321	6.409	6.618	7.560
87:17	5.908	5.995	6.106	6.170	6.241	6.318	6.405	6.614	7.554
87:18	5.907	5.993	6.104	6.168	6.238	6.315	6.402	6.610	7.547
87:19	5.905	5.991	6.102	6.166	6.235	6.313	6.399	6.607	7.541
87:20	5.903	5.989	6.100	6.163	6.233	6.310	6.396	6.603	7.535
87:21	5.902	5.987	6.098	6.161	6.230	6.307	6.393	6.600	7.529
87:22	5.900	5.985	6.095	6.158	6.228	6.304	6.390	6.596	7.523
87:23	5.898	5.984	6.093	6.156	6.225	6.301	6.387	6.592	7.516
87:24	5.897	5.982	6.091	6.154	6.222	6.299	6.384	6.589	7.510
87:25	5.895	5.980	6.089	6.151	6.220	6.296	6.381	6.585	7.504
87:26	5.893	5.978	6.086	6.149	6.217	6.293	6.378	6.581	7.498
87:27	5.892	5.976	6.084	6.146	6.215	6.290	6.375	6.578	7.492
87:28	5.890	5.974	6.082	6.144	6.212	6.288	6.372	6.574	7.485
87:29	5.888	5.972	6.080	6.142	6.210	6.285	6.369	6.571	7.479
87:30	5.887	5.970	6.078	6.139	6.207	6.282	6.366	6.567	7.473
87:31	5.885	5.968	6.075	6.137	6.204	6.279	6.363	6.563	7.467
88:00	5.884	5.966	6.073	6.135	6.202	6.276	6.360	6.560	7.461
88:01	5.882	5.965	6.071	6.132	6.199	6.274	6.357	6.556	7.454
88:02	5.880	5.963	6.069	6.130	6.197	6.271	6.354	6.553	7.448
88:03	5.879	5.961	6.067	6.127	6.194	6.268	6.351	6.549	7.442

Avg Life	23.555	20.342	17.641	16.357	15.145	13.988	12.872	10.755	5.971
Duration	21.444	18.725	16.093	14.892	13.763	12.697	11.681	9.805	5.716
First Pay	1/23	3/19	9/16	8/15	8/14	9/13	11/12	7/11	3/09
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	7/33	7/33	7/11

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

30 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:55:36 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A10	28,353,500.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	0.0000	02/27/04	30 year	5.60	353.00	275.0PSA	87:23

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
87:07	5.931	6.070	6.325	6.735	7.434	8.078	8.643	9.226	10.561
87:08	5.929	6.068	6.323	6.731	7.428	8.070	8.634	9.215	10.546
87:09	5.928	6.066	6.320	6.727	7.422	8.063	8.625	9.205	10.532
87:10	5.926	6.064	6.317	6.723	7.416	8.055	8.616	9.194	10.518
87:11	5.924	6.062	6.314	6.719	7.411	8.048	8.607	9.184	10.503
87:12	5.923	6.060	6.312	6.715	7.405	8.040	8.598	9.173	10.489
87:13	5.921	6.058	6.309	6.711	7.399	8.033	8.589	9.162	10.475
87:14	5.919	6.056	6.306	6.708	7.393	8.025	8.580	9.152	10.461
87:15	5.918	6.054	6.303	6.704	7.388	8.018	8.571	9.141	10.446
87:16	5.916	6.052	6.301	6.700	7.382	8.010	8.562	9.131	10.432
87:17	5.914	6.050	6.298	6.696	7.376	8.003	8.553	9.120	10.418
87:18	5.913	6.048	6.295	6.692	7.371	7.995	8.544	9.109	10.404
87:19	5.911	6.046	6.292	6.688	7.365	7.988	8.535	9.099	10.389
87:20	5.909	6.044	6.290	6.684	7.359	7.980	8.526	9.088	10.375
87:21	5.908	6.042	6.287	6.681	7.353	7.973	8.517	9.078	10.361
87:22	5.906	6.039	6.284	6.677	7.348	7.966	8.508	9.067	10.347
87:23	5.904	6.037	6.281	6.673	7.342	7.958	8.499	9.056	10.333
87:24	5.902	6.035	6.279	6.669	7.336	7.951	8.490	9.046	10.318
87:25	5.901	6.033	6.276	6.665	7.330	7.943	8.481	9.035	10.304
87:26	5.899	6.031	6.273	6.661	7.325	7.936	8.472	9.025	10.290
87:27	5.897	6.029	6.270	6.658	7.319	7.928	8.463	9.014	10.276
87:28	5.896	6.027	6.268	6.654	7.313	7.921	8.454	9.004	10.262
87:29	5.894	6.025	6.265	6.650	7.308	7.913	8.445	8.993	10.247
87:30	5.892	6.023	6.262	6.646	7.302	7.906	8.436	8.983	10.233
87:31	5.891	6.021	6.260	6.642	7.296	7.899	8.427	8.972	10.219
88:00	5.889	6.019	6.257	6.638	7.291	7.891	8.418	8.962	10.205
88:01	5.887	6.017	6.254	6.634	7.285	7.884	8.409	8.951	10.191
88:02	5.886	6.015	6.251	6.631	7.279	7.876	8.400	8.940	10.177
88:03	5.884	6.013	6.249	6.627	7.273	7.869	8.391	8.930	10.162
88:04	5.882	6.011	6.246	6.623	7.268	7.861	8.382	8.919	10.148
88:05	5.881	6.009	6.243	6.619	7.262	7.854	8.373	8.909	10.134
88:06	5.879	6.007	6.240	6.615	7.256	7.847	8.364	8.898	10.120

Avg Life	23.268	18.975	14.373	10.156	6.526	4.971	4.128	3.519	2.631
Duration	21.236	17.331	12.958	9.219	6.203	4.759	3.948	3.357	2.497
First Pay	7/22	9/17	9/13	1/11	5/09	6/08	10/07	3/07	6/06
Last Pay	7/33	7/33	7/33	7/33	7/33	1/10	10/08	2/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

31 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 6:54:44 pm February 17, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A10	28,353,500.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	0.0000	02/27/04	30 year	5.60	353.00	275.0PSA	87:20

Price	CPR 5.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 50.00
87:04	5.913	6.076	6.334	6.746	7.451	8.100	8.670	9.258	10.604
87:05	5.911	6.074	6.331	6.742	7.445	8.093	8.661	9.247	10.589
87:06	5.909	6.072	6.328	6.739	7.439	8.085	8.652	9.237	10.575
87:07	5.908	6.070	6.325	6.735	7.434	8.078	8.643	9.226	10.561
87:08	5.906	6.068	6.323	6.731	7.428	8.070	8.634	9.215	10.546
87:09	5.905	6.066	6.320	6.727	7.422	8.063	8.625	9.205	10.532
87:10	5.903	6.064	6.317	6.723	7.416	8.055	8.616	9.194	10.518
87:11	5.901	6.062	6.314	6.719	7.411	8.048	8.607	9.184	10.503
87:12	5.900	6.060	6.312	6.715	7.405	8.040	8.598	9.173	10.489
87:13	5.898	6.058	6.309	6.711	7.399	8.033	8.589	9.162	10.475
87:14	5.897	6.056	6.306	6.708	7.393	8.025	8.580	9.152	10.461
87:15	5.895	6.054	6.303	6.704	7.388	8.018	8.571	9.141	10.446
87:16	5.893	6.052	6.301	6.700	7.382	8.010	8.562	9.131	10.432
87:17	5.892	6.050	6.298	6.696	7.376	8.003	8.553	9.120	10.418
87:18	5.890	6.048	6.295	6.692	7.371	7.995	8.544	9.109	10.404
87:19	5.888	6.046	6.292	6.688	7.365	7.988	8.535	9.099	10.389
87:20	5.887	6.044	6.290	6.684	7.359	7.980	8.526	9.088	10.375
87:21	5.885	6.042	6.287	6.681	7.353	7.973	8.517	9.078	10.361
87:22	5.884	6.039	6.284	6.677	7.348	7.966	8.508	9.067	10.347
87:23	5.882	6.037	6.281	6.673	7.342	7.958	8.499	9.056	10.333
87:24	5.880	6.035	6.279	6.669	7.336	7.951	8.490	9.046	10.318
87:25	5.879	6.033	6.276	6.665	7.330	7.943	8.481	9.035	10.304
87:26	5.877	6.031	6.273	6.661	7.325	7.936	8.472	9.025	10.290
87:27	5.876	6.029	6.270	6.658	7.319	7.928	8.463	9.014	10.276
87:28	5.874	6.027	6.268	6.654	7.313	7.921	8.454	9.004	10.262
87:29	5.872	6.025	6.265	6.650	7.308	7.913	8.445	8.993	10.247
87:30	5.871	6.023	6.262	6.646	7.302	7.906	8.436	8.983	10.233
87:31	5.869	6.021	6.260	6.642	7.296	7.899	8.427	8.972	10.219
88:00	5.868	6.019	6.257	6.638	7.291	7.891	8.418	8.962	10.205
88:01	5.866	6.017	6.254	6.634	7.285	7.884	8.409	8.951	10.191
88:02	5.864	6.015	6.251	6.631	7.279	7.876	8.400	8.940	10.177
88:03	5.863	6.013	6.249	6.627	7.273	7.869	8.391	8.930	10.162

Avg Life	24.443	18.975	14.373	10.156	6.526	4.971	4.128	3.519	2.631
Duration	22.056	17.329	12.956	9.217	6.203	4.759	3.948	3.356	2.496
First Pay	4/24	9/17	9/13	1/11	5/09	6/08	10/07	3/07	6/06
Last Pay	7/33	7/33	7/33	7/33	7/33	1/10	10/08	2/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

32 of 45

UBS Fixed Income Research cmoproj.615	GMM525FEBS10 30 year 5.2	Cmoproj 12:14:40 pm February 17, 2004 Ciaran O’Brien obrienci@fiunmr23 Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A475	33,752,515.00	4.75000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	4.7500	02/27/04	30 year	5.60	353.00	275.0PSA	100:29

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 40.00	CPR 50.00	CPR 60.00
100:13	4.665	4.606	4.524	4.438	4.350	4.256	4.050	3.813	3.530
100:14	4.659	4.598	4.512	4.423	4.330	4.233	4.018	3.770	3.476
100:15	4.653	4.590	4.500	4.407	4.311	4.210	3.986	3.728	3.421
100:16	4.648	4.582	4.488	4.392	4.292	4.187	3.954	3.686	3.367
100:17	4.642	4.573	4.477	4.376	4.273	4.163	3.922	3.644	3.313
100:18	4.636	4.565	4.465	4.361	4.254	4.140	3.890	3.602	3.259
100:19	4.630	4.557	4.453	4.346	4.235	4.117	3.859	3.560	3.205
100:20	4.625	4.549	4.442	4.330	4.215	4.094	3.827	3.518	3.151
100:21	4.619	4.541	4.430	4.315	4.196	4.071	3.795	3.476	3.097
100:22	4.613	4.532	4.418	4.299	4.177	4.048	3.763	3.434	3.043
100:23	4.608	4.524	4.406	4.284	4.158	4.025	3.731	3.392	2.989
100:24	4.602	4.516	4.395	4.269	4.139	4.002	3.699	3.350	2.935
100:25	4.596	4.508	4.383	4.253	4.120	3.978	3.667	3.308	2.881
100:26	4.591	4.500	4.371	4.238	4.101	3.955	3.635	3.266	2.827
100:27	4.585	4.492	4.360	4.223	4.082	3.932	3.604	3.224	2.773
100:28	4.580	4.484	4.348	4.207	4.063	3.909	3.572	3.182	2.720
100:29	4.574	4.475	4.336	4.192	4.044	3.886	3.540	3.141	2.666
100:30	4.568	4.467	4.325	4.177	4.024	3.863	3.508	3.099	2.612
100:31	4.563	4.459	4.313	4.162	4.005	3.840	3.477	3.057	2.558
101:00	4.557	4.451	4.302	4.146	3.986	3.817	3.445	3.015	2.505
101:01	4.551	4.443	4.290	4.131	3.967	3.794	3.413	2.974	2.451
101:02	4.546	4.435	4.278	4.116	3.948	3.771	3.382	2.932	2.398
101:03	4.540	4.427	4.267	4.101	3.929	3.748	3.350	2.890	2.344
101:04	4.534	4.419	4.255	4.085	3.910	3.726	3.318	2.849	2.291
101:05	4.529	4.410	4.243	4.070	3.891	3.703	3.287	2.807	2.237
101:06	4.523	4.402	4.232	4.055	3.873	3.680	3.255	2.766	2.184
101:07	4.518	4.394	4.220	4.040	3.854	3.657	3.224	2.724	2.131
101:08	4.512	4.386	4.209	4.024	3.835	3.634	3.192	2.682	2.077
101:09	4.506	4.378	4.197	4.009	3.816	3.611	3.161	2.641	2.024
101:10	4.501	4.370	4.186	3.994	3.797	3.588	3.129	2.600	1.971
101:11	4.495	4.362	4.174	3.979	3.778	3.565	3.098	2.558	1.918
101:12	4.489	4.354	4.162	3.964	3.759	3.543	3.066	2.517	1.864

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.017	0.764	0.590
Duration	5.464	3.793	2.649	2.018	1.620	1.341	0.972	0.739	0.575
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	8/06	1/06	7/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

33 of 45

UBS Fixed Income Research cmoproj.615	GMM525FEBS10 30 year 5.2	Cmoproj 12:14:40 pm February 17, 2004 Ciaran O’Brien obrienci@fiunmr23 Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A500	33,752,465.00	5.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.0000	02/27/04	30 year	5.60	353.00	275.0PSA	101:14

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 40.00	CPR 50.00	CPR 60.00
100:30	4.817	4.715	4.571	4.421	4.266	4.103	3.743	3.327	2.834
100:31	4.812	4.707	4.559	4.405	4.247	4.080	3.711	3.285	2.780
101:00	4.806	4.699	4.547	4.390	4.228	4.057	3.679	3.244	2.726
101:01	4.800	4.691	4.536	4.375	4.209	4.033	3.647	3.202	2.673
101:02	4.795	4.682	4.524	4.359	4.190	4.010	3.616	3.160	2.619
101:03	4.789	4.674	4.512	4.344	4.171	3.987	3.584	3.118	2.565
101:04	4.783	4.666	4.501	4.329	4.152	3.964	3.552	3.077	2.512
101:05	4.777	4.658	4.489	4.313	4.133	3.941	3.521	3.035	2.458
101:06	4.772	4.650	4.477	4.298	4.114	3.918	3.489	2.993	2.405
101:07	4.766	4.641	4.465	4.283	4.095	3.895	3.457	2.952	2.351
101:08	4.760	4.633	4.454	4.268	4.076	3.873	3.426	2.910	2.298
101:09	4.755	4.625	4.442	4.252	4.057	3.850	3.394	2.869	2.245
101:10	4.749	4.617	4.431	4.237	4.038	3.827	3.363	2.827	2.191
101:11	4.743	4.609	4.419	4.222	4.019	3.804	3.331	2.786	2.138
101:12	4.738	4.601	4.407	4.206	4.000	3.781	3.299	2.744	2.085
101:13	4.732	4.593	4.396	4.191	3.981	3.758	3.268	2.703	2.032
101:14	4.726	4.584	4.384	4.176	3.962	3.735	3.236	2.661	1.978
101:15	4.721	4.576	4.372	4.161	3.943	3.712	3.205	2.620	1.925
101:16	4.715	4.568	4.361	4.146	3.924	3.689	3.174	2.578	1.872
101:17	4.709	4.560	4.349	4.130	3.905	3.667	3.142	2.537	1.819
101:18	4.704	4.552	4.338	4.115	3.886	3.644	3.111	2.496	1.766
101:19	4.698	4.544	4.326	4.100	3.867	3.621	3.079	2.454	1.713
101:20	4.692	4.536	4.314	4.085	3.848	3.598	3.048	2.413	1.660
101:21	4.687	4.528	4.303	4.070	3.829	3.575	3.016	2.372	1.607
101:22	4.681	4.520	4.291	4.054	3.811	3.553	2.985	2.331	1.554
101:23	4.675	4.511	4.280	4.039	3.792	3.530	2.954	2.290	1.501
101:24	4.670	4.503	4.268	4.024	3.773	3.507	2.922	2.248	1.449
101:25	4.664	4.495	4.257	4.009	3.754	3.484	2.891	2.207	1.396
101:26	4.659	4.487	4.245	3.994	3.735	3.462	2.860	2.166	1.343
101:27	4.653	4.479	4.234	3.979	3.716	3.439	2.829	2.125	1.290
101:28	4.647	4.471	4.222	3.964	3.698	3.416	2.797	2.084	1.238
101:29	4.642	4.463	4.211	3.949	3.679	3.394	2.766	2.043	1.185

Avg Life	7.001	4.490	2.973	2.204	1.741	1.424	1.017	0.764	0.590
Duration	5.419	3.775	2.643	2.016	1.620	1.342	0.975	0.741	0.577
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	7/22	9/16	1/12	9/09	6/08	9/07	8/06	1/06	7/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

34 of 45

UBS Fixed Income Research cmoproj.615	GMM525FEBS10 30 year 5.2	Cmoproj 12:14:09 pm February 17, 2004 Ciaran O’Brien obrienci@fiunmr23 Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A475	33,752,515.00	4.75000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	4.7500	02/27/04	30 year	5.60	353.00	275.0PSA	100:29

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
100:13	4.674	4.641	4.607	4.573	4.557	4.541	4.511	4.429	4.310
100:14	4.669	4.634	4.599	4.564	4.547	4.530	4.499	4.413	4.289
100:15	4.664	4.628	4.591	4.554	4.536	4.519	4.486	4.397	4.268
100:16	4.658	4.621	4.583	4.544	4.526	4.508	4.474	4.382	4.247
100:17	4.653	4.614	4.574	4.535	4.516	4.497	4.462	4.366	4.226
100:18	4.648	4.608	4.566	4.525	4.506	4.486	4.450	4.350	4.205
100:19	4.643	4.601	4.558	4.516	4.495	4.475	4.437	4.334	4.184
100:20	4.637	4.594	4.550	4.506	4.485	4.464	4.425	4.318	4.163
100:21	4.632	4.588	4.542	4.496	4.475	4.453	4.413	4.303	4.142
100:22	4.627	4.581	4.534	4.487	4.464	4.443	4.401	4.287	4.121
100:23	4.621	4.574	4.525	4.477	4.454	4.432	4.388	4.271	4.101
100:24	4.616	4.568	4.517	4.468	4.444	4.421	4.376	4.255	4.080
100:25	4.611	4.561	4.509	4.458	4.434	4.410	4.364	4.240	4.059
100:26	4.606	4.554	4.501	4.449	4.423	4.399	4.352	4.224	4.038
100:27	4.600	4.548	4.493	4.439	4.413	4.388	4.339	4.208	4.017
100:28	4.595	4.541	4.485	4.429	4.403	4.377	4.327	4.192	3.996
100:29	4.590	4.534	4.477	4.420	4.393	4.366	4.315	4.177	3.976
100:30	4.585	4.528	4.469	4.410	4.382	4.355	4.303	4.161	3.955
100:31	4.579	4.521	4.461	4.401	4.372	4.344	4.291	4.145	3.934
101:00	4.574	4.514	4.452	4.391	4.362	4.333	4.278	4.130	3.913
101:01	4.569	4.508	4.444	4.382	4.352	4.322	4.266	4.114	3.893
101:02	4.564	4.501	4.436	4.372	4.341	4.311	4.254	4.098	3.872
101:03	4.559	4.494	4.428	4.363	4.331	4.301	4.242	4.083	3.851
101:04	4.553	4.488	4.420	4.353	4.321	4.290	4.230	4.067	3.830
101:05	4.548	4.481	4.412	4.344	4.311	4.279	4.217	4.051	3.810
101:06	4.543	4.475	4.404	4.334	4.301	4.268	4.205	4.036	3.789
101:07	4.538	4.468	4.396	4.325	4.290	4.257	4.193	4.020	3.768
101:08	4.532	4.461	4.388	4.315	4.280	4.246	4.181	4.004	3.748
101:09	4.527	4.455	4.380	4.306	4.270	4.235	4.169	3.989	3.727
101:10	4.522	4.448	4.372	4.296	4.260	4.224	4.157	3.973	3.706
101:11	4.517	4.442	4.364	4.287	4.250	4.214	4.145	3.958	3.686
101:12	4.512	4.435	4.356	4.277	4.239	4.203	4.132	3.942	3.665

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.886	4.640	3.806	3.232	3.013	2.827	2.528	1.965	1.484
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

35 of 45

UBS Fixed Income Research cmoproj.615	GMM525FEBS10 30 year 5.2	Cmoproj 12:14:09 pm February 17, 2004 Ciaran O’Brien obrienci@fiunmr23 Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A500	33,752,465.00	5.00000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.0000	02/27/04	30 year	5.60	353.00	275.0PSA	101:14

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
100:30	4.834	4.776	4.717	4.658	4.629	4.602	4.549	4.405	4.196
100:31	4.829	4.770	4.709	4.648	4.619	4.591	4.536	4.389	4.175
101:00	4.824	4.763	4.700	4.638	4.609	4.580	4.524	4.373	4.154
101:01	4.818	4.756	4.692	4.629	4.598	4.569	4.512	4.358	4.133
101:02	4.813	4.750	4.684	4.619	4.588	4.558	4.500	4.342	4.113
101:03	4.808	4.743	4.676	4.610	4.578	4.547	4.487	4.326	4.092
101:04	4.802	4.736	4.668	4.600	4.568	4.536	4.475	4.311	4.071
101:05	4.797	4.730	4.660	4.591	4.557	4.525	4.463	4.295	4.050
101:06	4.792	4.723	4.651	4.581	4.547	4.514	4.451	4.279	4.029
101:07	4.787	4.716	4.643	4.571	4.537	4.503	4.438	4.263	4.009
101:08	4.781	4.710	4.635	4.562	4.526	4.492	4.426	4.248	3.988
101:09	4.776	4.703	4.627	4.552	4.516	4.481	4.414	4.232	3.967
101:10	4.771	4.696	4.619	4.543	4.506	4.470	4.402	4.216	3.946
101:11	4.766	4.689	4.611	4.533	4.496	4.459	4.390	4.201	3.926
101:12	4.760	4.683	4.603	4.524	4.486	4.448	4.377	4.185	3.905
101:13	4.755	4.676	4.595	4.514	4.475	4.438	4.365	4.169	3.884
101:14	4.750	4.669	4.586	4.505	4.465	4.427	4.353	4.154	3.864
101:15	4.744	4.663	4.578	4.495	4.455	4.416	4.341	4.138	3.843
101:16	4.739	4.656	4.570	4.486	4.445	4.405	4.329	4.122	3.822
101:17	4.734	4.650	4.562	4.476	4.434	4.394	4.317	4.107	3.802
101:18	4.729	4.643	4.554	4.466	4.424	4.383	4.304	4.091	3.781
101:19	4.723	4.636	4.546	4.457	4.414	4.372	4.292	4.076	3.760
101:20	4.718	4.630	4.538	4.447	4.404	4.361	4.280	4.060	3.740
101:21	4.713	4.623	4.530	4.438	4.394	4.351	4.268	4.044	3.719
101:22	4.708	4.616	4.522	4.428	4.383	4.340	4.256	4.029	3.698
101:23	4.702	4.610	4.514	4.419	4.373	4.329	4.244	4.013	3.678
101:24	4.697	4.603	4.506	4.409	4.363	4.318	4.232	3.998	3.657
101:25	4.692	4.596	4.498	4.400	4.353	4.307	4.220	3.982	3.637
101:26	4.687	4.590	4.490	4.390	4.343	4.296	4.207	3.967	3.616
101:27	4.682	4.583	4.481	4.381	4.333	4.286	4.195	3.951	3.596
101:28	4.676	4.577	4.473	4.372	4.322	4.275	4.183	3.935	3.575
101:29	4.671	4.570	4.465	4.362	4.312	4.264	4.171	3.920	3.554

Avg Life	7.600	5.644	4.448	3.679	3.398	3.163	2.793	2.125	1.577
Duration	5.832	4.609	3.787	3.220	3.003	2.819	2.522	1.962	1.484
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	1/23	9/18	6/15	1/13	2/12	5/11	4/10	6/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

36 of 45

UBS Fixed Income Research cmoproj.615	GMM525FEBS10 30 year 5.2	Cmoproj 1:00:23 pm February 17, 2004 Ciaran O’Brien obrienci@fiunmr23 Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
VA	21,603,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	104:01

Price	CPR 6.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 40.00	CPR 50.00	CPR 60.00
103:17	4.523	4.523	4.478	4.336	4.168	3.993	3.593	3.114	2.527
103:18	4.517	4.517	4.471	4.328	4.159	3.983	3.579	3.096	2.505
103:19	4.511	4.511	4.465	4.320	4.150	3.973	3.566	3.079	2.484
103:20	4.505	4.505	4.458	4.313	4.141	3.962	3.552	3.062	2.462
103:21	4.499	4.499	4.452	4.305	4.132	3.952	3.539	3.045	2.440
103:22	4.493	4.493	4.445	4.297	4.123	3.942	3.525	3.028	2.418
103:23	4.486	4.486	4.439	4.290	4.114	3.931	3.512	3.010	2.397
103:24	4.480	4.480	4.433	4.282	4.105	3.921	3.498	2.993	2.375
103:25	4.474	4.474	4.426	4.275	4.096	3.911	3.485	2.976	2.353
103:26	4.468	4.468	4.420	4.267	4.087	3.900	3.472	2.959	2.331
103:27	4.462	4.462	4.413	4.259	4.078	3.890	3.458	2.942	2.310
103:28	4.456	4.456	4.407	4.252	4.069	3.880	3.445	2.925	2.288
103:29	4.450	4.450	4.400	4.244	4.061	3.870	3.431	2.908	2.266
103:30	4.444	4.444	4.394	4.237	4.052	3.859	3.418	2.890	2.245
103:31	4.438	4.438	4.387	4.229	4.043	3.849	3.405	2.873	2.223
104:00	4.431	4.431	4.381	4.222	4.034	3.839	3.391	2.856	2.201
104:01	4.425	4.425	4.374	4.214	4.025	3.829	3.378	2.839	2.180
104:02	4.419	4.419	4.368	4.206	4.016	3.818	3.364	2.822	2.158
104:03	4.413	4.413	4.361	4.199	4.007	3.808	3.351	2.805	2.136
104:04	4.407	4.407	4.355	4.191	3.998	3.798	3.338	2.788	2.115
104:05	4.401	4.401	4.348	4.184	3.989	3.788	3.324	2.771	2.093
104:06	4.395	4.395	4.342	4.176	3.981	3.777	3.311	2.754	2.072
104:07	4.389	4.389	4.336	4.169	3.972	3.767	3.298	2.737	2.050
104:08	4.383	4.383	4.329	4.161	3.963	3.757	3.284	2.720	2.028
104:09	4.377	4.377	4.323	4.153	3.954	3.747	3.271	2.702	2.007
104:10	4.371	4.371	4.316	4.146	3.945	3.736	3.258	2.685	1.985
104:11	4.364	4.364	4.310	4.138	3.936	3.726	3.244	2.668	1.964
104:12	4.358	4.358	4.303	4.131	3.927	3.716	3.231	2.651	1.942
104:13	4.352	4.352	4.297	4.123	3.918	3.706	3.218	2.634	1.921
104:14	4.346	4.346	4.291	4.116	3.910	3.696	3.204	2.617	1.899
104:15	4.340	4.340	4.284	4.108	3.901	3.685	3.191	2.600	1.878
104:16	4.334	4.334	4.278	4.101	3.892	3.675	3.178	2.583	1.856

Avg Life	5.950	5.950	5.526	4.555	3.789	3.229	2.415	1.857	1.447
Duration	4.909	4.909	4.636	3.950	3.366	2.918	2.237	1.750	1.383
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	12/14	12/14	6/12	3/10	11/08	1/08	12/06	3/06	10/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

37 of 45

UBS Fixed Income Research cmoproj.616	GMM525FEBS10 30 year 5.2	Cmoproj 1:00:46 am February 17, 2004 Ciaran O’Brien obrienci@fiunmr23 Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
VA	21,603,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	104:01

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
103:17	4.523	4.523	4.523	4.505	4.480	4.451	4.383	4.161	3.807
103:18	4.517	4.517	4.517	4.498	4.474	4.444	4.376	4.152	3.795
103:19	4.511	4.511	4.511	4.492	4.467	4.437	4.368	4.143	3.784
103:20	4.505	4.505	4.505	4.486	4.461	4.431	4.361	4.134	3.772
103:21	4.499	4.499	4.499	4.479	4.454	4.424	4.354	4.125	3.760
103:22	4.493	4.493	4.493	4.473	4.448	4.417	4.347	4.116	3.748
103:23	4.486	4.486	4.486	4.467	4.441	4.410	4.339	4.107	3.736
103:24	4.480	4.480	4.480	4.461	4.435	4.404	4.332	4.098	3.725
103:25	4.474	4.474	4.474	4.454	4.429	4.397	4.325	4.089	3.713
103:26	4.468	4.468	4.468	4.448	4.422	4.390	4.318	4.080	3.701
103:27	4.462	4.462	4.462	4.442	4.416	4.384	4.310	4.071	3.689
103:28	4.456	4.456	4.456	4.436	4.409	4.377	4.303	4.062	3.678
103:29	4.450	4.450	4.450	4.429	4.403	4.370	4.296	4.054	3.666
103:30	4.444	4.444	4.444	4.423	4.396	4.364	4.289	4.045	3.654
103:31	4.438	4.438	4.438	4.417	4.390	4.357	4.282	4.036	3.643
104:00	4.431	4.431	4.431	4.411	4.383	4.350	4.274	4.027	3.631
104:01	4.425	4.425	4.425	4.404	4.377	4.344	4.267	4.018	3.619
104:02	4.419	4.419	4.419	4.398	4.370	4.337	4.260	4.009	3.607
104:03	4.413	4.413	4.413	4.392	4.364	4.330	4.253	4.000	3.596
104:04	4.407	4.407	4.407	4.386	4.358	4.324	4.246	3.991	3.584
104:05	4.401	4.401	4.401	4.379	4.351	4.317	4.238	3.982	3.572
104:06	4.395	4.395	4.395	4.373	4.345	4.310	4.231	3.973	3.561
104:07	4.389	4.389	4.389	4.367	4.338	4.304	4.224	3.964	3.549
104:08	4.383	4.383	4.383	4.361	4.332	4.297	4.217	3.955	3.537
104:09	4.377	4.377	4.377	4.354	4.326	4.290	4.210	3.946	3.526
104:10	4.371	4.371	4.371	4.348	4.319	4.284	4.202	3.937	3.514
104:11	4.364	4.364	4.364	4.342	4.313	4.277	4.195	3.928	3.502
104:12	4.358	4.358	4.358	4.336	4.306	4.270	4.188	3.920	3.491
104:13	4.352	4.352	4.352	4.330	4.300	4.264	4.181	3.911	3.479
104:14	4.346	4.346	4.346	4.323	4.293	4.257	4.174	3.902	3.467
104:15	4.340	4.340	4.340	4.317	4.287	4.250	4.167	3.893	3.456
104:16	4.334	4.334	4.334	4.311	4.281	4.244	4.159	3.884	3.444

Avg Life	5.950	5.950	5.950	5.765	5.546	5.305	4.834	3.765	2.792
Duration	4.909	4.909	4.909	4.792	4.649	4.486	4.153	3.347	2.556
First Pay	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay	12/14	12/14	12/14	5/13	7/12	11/11	9/10	10/08	5/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

38 of 45

UBS Fixed Income Research cmoproj.614	GMACM04JR1COMPS 30 year 5.2	Cmoproj 11:29:22 am February 24, 2004 Margarita Genis mgenis@rhino Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
A11	43,225,000.00	5.25000	24	1.000000		-1.0000	—	—	—

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
—	5.2500	02/27/04	30 year	5.60	353.00	275.0PSA	99:05

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500
98:21	5.411	5.418	5.424	5.430	5.433	5.436	5.440	5.456
98:22	5.407	5.414	5.421	5.426	5.429	5.431	5.436	5.451
98:23	5.404	5.411	5.417	5.423	5.425	5.427	5.432	5.446
98:24	5.401	5.407	5.413	5.419	5.421	5.423	5.428	5.442
98:25	5.398	5.404	5.410	5.415	5.417	5.419	5.424	5.437
98:26	5.394	5.400	5.406	5.411	5.413	5.415	5.419	5.432
98:27	5.391	5.397	5.402	5.407	5.409	5.411	5.415	5.428
98:28	5.388	5.393	5.399	5.403	5.405	5.407	5.411	5.423
98:29	5.385	5.390	5.395	5.399	5.401	5.403	5.407	5.418
98:30	5.381	5.387	5.391	5.395	5.397	5.399	5.403	5.414
98:31	5.378	5.383	5.388	5.392	5.393	5.395	5.398	5.409
99:00	5.375	5.380	5.384	5.388	5.389	5.391	5.394	5.404
99:01	5.372	5.376	5.380	5.384	5.386	5.387	5.390	5.400
99:02	5.368	5.373	5.377	5.380	5.382	5.383	5.386	5.395
99:03	5.365	5.369	5.373	5.376	5.378	5.379	5.382	5.390
99:04	5.362	5.366	5.369	5.372	5.374	5.375	5.378	5.386
99:05	5.359	5.362	5.366	5.368	5.370	5.371	5.373	5.381
99:06	5.355	5.359	5.362	5.365	5.366	5.367	5.369	5.376
99:07	5.352	5.355	5.358	5.361	5.362	5.363	5.365	5.372
99:08	5.349	5.352	5.355	5.357	5.358	5.359	5.361	5.367
99:09	5.346	5.348	5.351	5.353	5.354	5.355	5.357	5.362
99:10	5.343	5.345	5.347	5.349	5.350	5.351	5.353	5.358
99:11	5.339	5.342	5.344	5.345	5.346	5.347	5.348	5.353
99:12	5.336	5.338	5.340	5.341	5.342	5.343	5.344	5.349
99:13	5.333	5.335	5.336	5.338	5.338	5.339	5.340	5.344
99:14	5.330	5.331	5.333	5.334	5.334	5.335	5.336	5.339
99:15	5.326	5.328	5.329	5.330	5.330	5.331	5.332	5.335
99:16	5.323	5.324	5.325	5.326	5.327	5.327	5.328	5.330
99:17	5.320	5.321	5.322	5.322	5.323	5.323	5.323	5.325
99:18	5.317	5.317	5.318	5.318	5.319	5.319	5.319	5.321
99:19	5.314	5.314	5.314	5.315	5.315	5.315	5.315	5.316
99:20	5.310	5.311	5.311	5.311	5.311	5.311	5.311	5.311

Avg Life	15.115	13.591	12.433	11.537	11.163	10.830	10.261	8.769
Duration	9.708	9.067	8.559	8.150	7.974	7.814	7.534	6.741
First Pay	3/09	3/09	3/09	3/09	3/09	3/09	3/09	3/09
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	7/33	7/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (“UBS”). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

39 of 45

GMM04RJ1 30 year    5.2’s         Date:02/17/2004    13:23:40

UBS Investment Bank	|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890	|Pac Bands I: 0- 0 II: 0- 0 III: 0- 0
Closing Date: 2/27/2004	|WHOLE 30 year Pricing Speed: 275 PSA	|PacI %: 0.00 Indices: 1ML 1.120
First Pay: 3/25/2004	|WAC:5.60 WAM:353.00 |

Tranche Name	Bal(MM)	Coupon	Payment Window	Aver. Life	Dur Yr	Tx bp	Spread	Yield %	Price	Description	Del	Day Deal %
A3	88,142,817	5.00000	3/04 - 2/12	3.40		3					24	18.78
A4	30,612,000	5.25000	3/04 - 2/12	3.40		3					24	6.52
A6	35,842,090	1.57000	3/04 - 2/12	3.40		3				“ 1ML + 0.450000 cap: 8.000000	0	7.64
A7	35,842,090	6.43000	3/04 - 2/12	3.40		3				“ 7.550 + -1.000 * 1ML cap: 7.550		7.64
A5	153,060,093	4.75000	3/04 - 2/12	3.40		3					24	32.61
A1	30,601,000	5.25000	3/04 - 7/10	3.00		3					24	6.52
A2	3,230,000	5.25000	7/10 - 2/12	7.16		7					24	0.69
A8	22,261,000	5.25000	3/04 - 7/12	5.55		-2					24	4.74
A9	16,589,000	5.25000	7/12 - 9/13	8.95		-2					24	3.53
A10	29,217,575	5.25000	9/13 - 7/33	13.99		30					24	6.23
A11	44,541,987	5.25000	3/09 - 7/33	11.16		10					24	9.49
A12	2,344,316	5.25000	3/09 - 7/33	11.16		10					24	0.50
A13	435,122	0.00000	3/04 - 7/33	5.54		5					24	0.09
SUB	12,436,716	5.25000	3/04 - 7/33	10.51		10					24	2.65

Paydown Ryles:

A10 accrual amount allocate to A8 and A9, in that order, and then to A10;

I.	Allocate 0.09523832% to A13, until retired;

Allocate 99.90476168% in the following order;

1.	Pay A11 and A12, pro-rata, the NAS principal distribution amount;

2.	Allocate 90.093063% to A6, A3, A4, A5, pro-rata, until retired;

Allocate 9.906937% to A1 and A2, in that order, until retired;

3.	Pay A8, A9 and A10, in that order, until retired;

4.	Pay A11 and A12, pro-rata, the NAS principal distribution amount;

40 of 47

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the nscheduled principal amount and

The NAS percent times the NAS prepay shift of the unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (balances of A11 and A12) divided by the balance of the Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

Sub will follow the regular shifting interest

Collateral

Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	469,313,716	5.250	PSA	275 353	6	5.600

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

41 of 47

GMACM04JR1 (prelim structure) 40     30 year     5.2’s         Date: 02/17/2004    18:57:04

UBS Investment Bank	|CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890|	|Pac Bands I: 0- 0 II: 0- 0 III: 0- 0
Closing Date: 2/27/2004	|WHOLE 30 year Pricing Speed: 275 PSA	|PacI %: 0.00 Indices: 1ML 1.120|
First Pay: 3/25/2004	|WAC: 5.60 WAM: 353.00 |

Tranche Name	Bal(MM)	Coupon	Payment Window	Aver. Life	Dur	Tx Yr	Spread bp	Yield %	Price	Description	Del	Day Deal %
A4	30,612,000	5.25000	3/04 - 2/12	3.40		3					24	6.91
A6	32,153,000	1.57000	3/04 - 2/12	3.40		3				“ 1ML + 0.450000 cap: 8.000000	0	7.26
A7	32,153,000	6.43000	3/04 - 2/12	3.40		3				“ 7.550 + -1.000 * 1ML cap: 7.5500		7.26
A3	117,896,000	5.00000	3/04 - 2/12	3.40		3					24	26.62
A5	117,896,000	4.75000	3/04 - 2/12	3.40		3					24	26.62
A1	29,696,000	5.25000	3/04 - 7/10	3.00		3					24	6.70
A2	3,135,000	5.25000	7/10 - 2/12	7.16		7					24	0.71
A8	21,603,000	5.25000	3/04 - 7/12	5.55		-2					24	4.88
A9	16,098,000	5.25000	7/12 - 9/13	8.95		10					24	3.63
A10	28,353,500	5.25000	9/13 - 7/33	13.99		10					24	6.40
A11	43,225,000	5.25000	3/09 - 7/33	11.16		10					24	9.76
A12	2,275,000	5.25000	3/09 - 7/33	11.16		10					24	0.51
SUB	12,057,500	5.25000	3/04 - 7/33	10.51		10					24	2.72

balance(A7) = balance(A6);

Paydown Ryles:

A10 accrual amount allocate to A8 and A9, in that order, and then to A10;

1.	Pay A11 and A12, pro-rata, the NAS principal distribution amount;

2.	Allocate 90.09288206% to A6, A3, A4, A5, pro-rata, until retired;

Allocate 9.90711794% to A1 and A2, in that order, until retired;

3.	Pay A8,

4.	Pay A11 and A12, pro-rata, the NAS principal distribution amount;

42 of 45

The NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the scheduled principal amount and

The NAS percent times the NAS prepay shift of the unscheduled principal amount.

The NAS percent will be zero for the first five years and thereafter will be equal to the (NAS) divided by the balance of the Certificates.

The NAS prepay shift percent will be zero for the first 5 years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

SUB will follow the regular shifting interest;

Collateral

Type	Balance	Coupon	Prepay	WAM	Age	WAC
WHOLE	455,000,000	5.250	PSA 275	353	6	5.600
# 1	455,000,000	5.250		353.0	6.0

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

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This material has been prepared by UBS AG or an affiliate thereof (“UBS”). This material is a sales and trading communication and should not be viewed as research. Opinions expressed herein are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. Full details of UBS Investment Research, if any, are available on request. Any prices or quotations contained herein are indicative only and do not constitute an offer to buy or sell any securities at any given price. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness, reliability or appropriateness of the information, methodology and any derived price contained within this material. The securities and related financial instruments described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. Options, derivative products and futures are not suitable for all investors, and trading in these instruments is considered risky. Past performance is not necessarily indicative of future results. Foreign currency rates of exchange may adversely affect the value, price or income of any security or related instrument mentioned in this report. UBS, its directors, officers and employees or clients may have or have had interests or long or short positions in the securities or related financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in

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this material. Neither UBS its directors, employees or agents accept any liability for any loss or damage arising out of the use of all or any part of these materials. This material is distributed in the following jurisdictions by: United Kingdom: UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: UBS AG to institutional investors only. Italy: Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. US: UBS Securities LLC or UBS Financial Services Inc., subsidiaries of UBS AG, or solely to US institutional investors by UBS AG or a subsidiary or affiliate thereof that is not registered as a US broker-dealer (a “non-US affiliate”). Transactions resulting from materials distributed by a non-US affiliate must be effected through UBS Securities LLC or UBS Financial Services Inc. Canada: UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. Japan: UBS Securities Japan Ltd or UBS AG, Tokyo Branch, to institutional investors only. Hong Kong: UBS Securities Asia Limited or UBS AG, Hong Kong Branch. Singapore: UBS Securities Singapore Pte. Ltd or UBS AG, Singapore Branch. Australia: UBS AG (Holder of Australian Financial Services Licence No. 231087) and UBS Securities Australia Ltd (Holder of Australian Financial Services Licence No. 231098). For additional information or trade execution please contact your local sales or trading contact.

Copyright 2004 UBS. All rights reserved. This material is strictly for specified recipients only and may not be reproduced, distributed or forwarded in any manner without the permission of UBS.

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